Exhibit 10.2

Execution Version

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”), dated as of November 12, 2025, is made by and among, TELA Bio, Inc., a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower from time to time party hereto (together with certain other Subsidiaries of the Borrower that may be required to become acceded hereto pursuant to Section 22, collectively, the “Subsidiary Guarantors”, and each, a “Subsidiary Guarantor”; the Subsidiary Guarantors together with the Borrower, collectively, the “Grantors” and each, a “Grantor”), and Perceptive Credit Holdings V, LP, a Delaware limited partnership, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”).

WHEREAS, the Borrower, certain Subsidiaries of the Borrower that may be required to provide Guaranties from time to time thereunder, the Lenders from time to time party thereto and the Administrative Agent are parties to the Credit Agreement and Guaranty, dated as of the date hereof (as amended or otherwise modified from time to time, the “Credit Agreement”), whereby, among other things, the Borrower will incur the Obligations and the certain Subsidiaries of the Borrower that may be required to become Subsidiary Guarantors from time to time thereunder will guarantee such Obligations (the “Guaranty”); and

WHEREAS, it is a condition precedent to the Borrowings under the Credit Agreement that the Grantors enter into this Agreement and grant to the Administrative Agent, for itself and for the ratable benefit of the other Secured Parties, the security interests hereinafter provided to secure the Obligations described below.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1.           Definitions; Interpretation.

(a)            Terms Defined in Credit Agreement. All capitalized terms used in this Agreement (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

(b)            Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Acceding Grantor” has the meaning set forth in Section 22.

“Accession Agreement” has the meaning set forth in Section 22.

“Agreement” has the meaning assigned to such term in the preamble hereto.

“Books” means all books, records and other written, electronic or other documentation in whatever form maintained now or hereafter by or for any Grantor in connection with the ownership of its assets or the conduct of its business or evidencing or containing information relating to the Collateral, including: (i) ledgers; (ii) records indicating, summarizing, or evidencing any Grantor’s assets (including Inventory and Rights to Payment), business operations or financial condition; (iii) computer programs and software; (iv) computer discs, tapes, files, manuals, spreadsheets; (v) computer printouts and output of whatever kind; (vi) any other computer prepared or electronically stored, collected or reported information and equipment of any kind; and (vii) any and all other rights now or hereafter arising out of any Contract between any Grantor and any service bureau, computer or data processing company or other Person charged with preparing or maintaining any of any Grantor’s books or records or with credit reporting, including with regard to any such Grantor’s Accounts.

“Borrower” has the meaning assigned to such term in the preamble hereto.

“Collateral” has the meaning provided in Section 2(a) hereof.

“Control Agreement” means any control agreement or other agreement with any securities intermediary, bank, depository or other Person establishing the Administrative Agent’s control with respect to Deposit Accounts, Securities Accounts, lockboxes, disbursement accounts, investment accounts or similar accounts, Letter of Credit Rights or Investment Property, for the purposes of Article 8 or Sections 9-104, 9-106 and 9-107 of the NY UCC, in each case, in form and substance reasonably satisfactory to the Administrative Agent.

“Credit Agreement” has the meaning assigned to such term in the first recital hereto.

“Excluded Collateral” means any Collateral (a) consisting of portable electronic equipment, (b) in transit, out for repair or in the possession of any Grantor’s employees or agents in the ordinary course of business in the ordinary course of business, or (c) consisting of Inventory held on consignment or similar basis with customers in the ordinary course of business and in accordance with past practice, in each case with a fair market value not to exceed $100,000 at any single location.

“Foreign Government Authority” means (a) the Patent Office of the United Kingdom, (b) the European Patent Office, and (c) any other Governmental Authority similar or equivalent to the U.S. Copyright Office or the U.S. Patent and Trademark Office in such other jurisdictions as the Administrative Agent, in consultation with the Borrower, shall reasonably require.

“Grantors” has the meaning set forth in the preamble hereto.

“Guaranty” has the meaning assigned to such term in the first recital hereto.

“Intellectual Property Collateral” means all Intellectual Property owned or held by any Grantor or in which any Grantor otherwise has any interest, now existing or hereafter acquired or arising, and to avoid doubt, other than Excluded Property.

“Intellectual Property Security Agreement” means each Copyright Security Agreement in substantially the form of Exhibit B, each Patent Security Agreement in substantially the form of Exhibit C, each Trademark Security Agreement in substantially the form of Exhibit D or any amendment thereto, in form and substance reasonably satisfactory to the Administrative Agent, supplementary to this Agreement and prepared for purposes of recordation with the U.S. Copyright Office, the U.S. Patent and Trademark Office and/or any other Foreign Governmental Authority, as applicable.

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“Partnership and LLC Collateral” means any and all limited, limited liability and general partnership interests and limited liability company interests of any type or nature (including any such interests in the Borrower’s direct or indirect Subsidiaries now or hereafter owned by any Grantor), whether now existing or hereafter acquired or arising, including any such interests specified in Schedule 3. For the avoidance of doubt, the Partnership and LLC Collateral does not include any Excluded Property.

“Pledge Supplement” has the meaning specified in Section 3(h).

“Pledged Collateral” means any and all (i) Pledged Shares; (ii) additional capital stock or other Equity Interests of the direct or indirect Subsidiaries of the Borrower, whether certificated or uncertificated, owned by any Grantor; (iii) other Investment Property of any Grantor; (iv) warrants, options or other rights entitling any Grantor to acquire any interest in Equity Interests or other securities of such Subsidiaries or any other Person; (v) Partnership and LLC Collateral; (vi) Instruments; (vii) securities, property, interest, dividends and other payments and distributions issued as an addition to, in redemption of, in renewal or exchange for, in substitution or upon conversion of, or otherwise on account of, any of the foregoing; (viii) certificates and instruments now or hereafter representing or evidencing any of the foregoing; (ix) rights, interests and Claims with respect to the foregoing, including under any and all related agreements, instruments and other documents, and (x) cash and non-cash proceeds of any of the foregoing, in each case whether presently existing or owned or hereafter arising or acquired and wherever located, and as from time to time received or receivable by, or otherwise paid or distributed to or acquired by, any Grantor. For the avoidance of doubt, the Pledged Collateral does not include any Excluded Property.

“Pledged Collateral Agreements” has the meaning specified in Section 5(q)(i).

“Pledged Shares” means all of the issued and outstanding Equity Interests, whether certificated or uncertificated, of the Borrower’s direct or indirect Subsidiaries now or hereafter owned by any Grantor, including each Subsidiary identified on Schedule 3 (as amended or supplemented from time to time). For the avoidance of doubt, the Pledged Shares do not include any Excluded Property.

“Rights to Payment” means any and all of any Grantor’s Accounts and any and all of any Grantor’s rights and Claims to the payment or receipt of money or other forms of consideration of any kind in, to and under or with respect to its Chattel Paper, Documents, General Intangibles, Instruments, Investment Property, Letter-of-Credit Rights, Proceeds and Supporting Obligations.

“Secured Obligations” has the meaning assigned to the term “Obligations” in the Credit Agreement.

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“Supporting Obligations” means all supporting obligations, as such term is defined in Section 9-102 of the UCC.

(a)            Terms Defined in the NY UCC. Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the NY UCC; provided, however, that to the extent that the NY UCC is used to define any term herein and such term is defined differently in different Articles of the NY UCC, the definition of such term contained in Article 9 of the NY UCC shall govern.

(b)            Interpretation. The rules of interpretation set forth in Section 1.03 of the Credit Agreement shall be applicable to this Agreement and are incorporated herein by this reference, mutatis mutandis.

(c)            Schedules. The Schedules to this Agreement may be updated by written delivery to the Administrative Agent or if required in connection with an amendment or modification of any Loan Document to the extent such update, amendment or modification has been mutually agreed upon by the Borrower and the Administrative Agent.

Section 2.           Security Interest.

(a)            Grant of Security Interest. As security for the payment and performance of the Secured Obligations, each Grantor hereby grants to the Administrative Agent, for itself and on behalf of and for the ratable benefit of the other Secured Parties, a security interest in all of such Grantor’s right, title and interest in, to and under all the following personal property, wherever located and whether now existing or owned or hereafter acquired or arising (collectively, the “Collateral”): (i) all Accounts; (ii) all Chattel Paper (including Electronic Chattel Paper and Tangible Chattel Paper); (iii) all Commercial Tort Claims; (iv) all Deposit Accounts; (v) all Books and Documents; (vi) all Equipment; (vii) all Fixtures; (viii) all General Intangibles; (ix) all Instruments; (x) all Inventory; (xi) all Investment Property; (xii) all Letter-of-Credit Rights; (xiii) all other Goods; (xiv) all Intellectual Property Collateral; (xv) all cash and cash equivalents; (xvi) all Pledged Collateral; (xvii) all products and Proceeds of any and all of the foregoing; and (xviii) all Supporting Obligations of any and all of the foregoing; provided that (A) in no event shall the Collateral include any of the Excluded Property, and (B) notwithstanding any provision of any Loan Document, the representations and covenants set forth herein or in any other Loan Document with respect to the Collateral shall not apply to any such Excluded Property.

(b)            Grantors Remain Liable. Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable under any Contracts included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Administrative Agent of any of the rights granted to the Administrative Agent hereunder shall not release any Grantor from any of its duties or obligations under any such Contracts included in the Collateral, and (iii) neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under any such Contracts included in the Collateral by reason of this Agreement, nor shall the Administrative Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any such Contract included in the Collateral hereunder.

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(c)            Continuing Security Interest. Each Grantor agrees that this Agreement shall create a continuing security interest in the Collateral which shall remain in effect until terminated in accordance with Section 23.

Section 3.           Perfection and Priority.

(a)            Financing Statements, Etc. Each Grantor hereby authorizes the Administrative Agent (or its designee) to file at any time and from time to time any financing statements describing the Collateral, and each Grantor shall execute and deliver to the Administrative Agent, and each Grantor hereby authorizes the Administrative Agent (or its designee) to file (with or without such Grantor’s signature), at any time and from time to time, all amendments to financing statements, continuation financing statements, termination statements, Intellectual Property Security Agreements, assignments, fixture filings, affidavits, reports, notices and all other documents and instruments, in form reasonably satisfactory to the Administrative Agent, as the Administrative Agent may reasonably request, to perfect, continue the perfection of, maintain the priority of or provide notice of the Administrative Agent’s security interest in the Collateral and to accomplish the purposes of this Agreement. Without limiting the generality of the foregoing, each Grantor shall from time to time take the actions specified in subsections (b) through (i) below.

(b)            Delivery of Pledged Collateral. Each Grantor shall deliver, to or for the account of the Administrative Agent, at the address and to the Person to be designated by the Administrative Agent, (i) in relation to any Pledged Collateral held on the Closing Date, in accordance with Section 18.20 of the Credit Agreement, and (ii) at all times thereafter, promptly after such date hereof, the certificates, instruments and other writings representing any Pledged Collateral it owns as of such date, which in each case shall be in suitable form for transfer by delivery and accompanied by duly executed instruments of transfer or assignment in blank, in form reasonably satisfactory to the Administrative Agent, in each case, to be held as Collateral. If any Grantor receives or obtains any rights to any Pledged Collateral after the date hereof, such Grantor shall hold it in trust for the Administrative Agent, segregate it from other property or funds of such Grantor and (subject to clauses (i) and (ii) above) reasonably promptly deliver the same and all certificates, instruments and other writings representing such Pledged Collateral to or for the account of the Administrative Agent, at the address and to the Person to be designated by the Administrative Agent, within ten (10) days of receiving or obtaining rights to such Pledged Collateral, which shall be in suitable form for transfer by delivery and accompanied by duly executed instruments of transfer or assignment in blank, in form reasonably satisfactory to the Administrative Agent, in each case, to be held as Collateral.

(c)            Transfer of Security Interest Other Than by Delivery. If for any reason Pledged Collateral cannot be delivered to or for the account of the Administrative Agent as provided in Section 3(b), each applicable Grantor shall promptly take such other steps as may be necessary or as shall be reasonably requested from time to time by the Administrative Agent to effect a transfer of a perfected first priority (subject to Permitted Priority Liens) security interest in and pledge of the Pledged Collateral to the Administrative Agent for the ratable benefit of the Secured Parties pursuant to the NY UCC. To the extent practicable, each such Grantor shall thereafter deliver the Pledged Collateral to or for the account of the Administrative Agent as provided in Section 3(b) as soon as such Grantor becomes able to do so.

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(d)            Intellectual Property Collateral. (i)  Each Grantor shall execute and deliver to the Administrative Agent, concurrently with the execution of this Agreement, Intellectual Property Security Agreements, and record or cause to be recorded (including by giving authorization to the Administrative Agent to so record) any Intellectual Property Security Agreements with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any Foreign Governmental Authority, as applicable, and take any such further or other action as may be necessary or as the Administrative Agent may reasonably request, to perfect the Administrative Agent’s security interest in such Intellectual Property Collateral that is the subject of a registration or application for registration owned by the Grantors as of the date hereof with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any Foreign Governmental Authority, as applicable, and/or pursuant to the NY UCC, and (ii) for any Intellectual Property Collateral created, developed or otherwise acquired by any Grantor after the date hereof which is registered or becomes registered or the subject of an application for registration with the U.S. Copyright Office, the U.S. Patent and Trademark Office or with any Foreign Governmental Authority, as applicable, the Borrower shall list all such Intellectual Property Collateral in an annex to the applicable Compliance Certificate delivered to the Administrative Agent, which annex shall supplement Schedule 2, and such Grantor shall promptly record an Intellectual Property Security Agreement with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other Foreign Governmental Authority, as applicable, and take (or cause to be taken) such other action as may be necessary, or as the Administrative Agent may reasonably request, to perfect the Administrative Agent’s security interest in such Intellectual Property Collateral.

(e)            Documents, Etc. Each Grantor shall deliver to the Administrative Agent, or an agent designated by the Administrative Agent, appropriately endorsed or accompanied by appropriate instruments of transfer or assignment, all Documents and Chattel Paper, and all other Rights to Payment at any time evidenced by promissory notes, trade acceptances or other instruments, in each case with a face value in excess of $250,000 individually or $500,000 in the aggregate for all such Documents, Chattel Paper and other Rights to Payment, not already delivered hereunder pursuant to this Section 3. Upon the reasonable request of the Administrative Agent, the Grantors shall mark all Documents and Chattel Paper with such legends as the Administrative Agent shall reasonably specify.

(f)             [Reserved].

(g)            Control. Subject to Section 8.18 of the Credit Agreement, each Grantor will cooperate with the Administrative Agent in obtaining control (as defined in the NY UCC), including the delivery of Control Agreements or otherwise obtaining a perfected Lien in Collateral consisting of (i) any Deposit Accounts, Securities Accounts and Commodity Accounts, in each case, other than Excluded Accounts, and (ii) Electronic Chattel Paper, Investment Property or Letter-of-Credit Rights with a fair market value in excess of $500,000 in the aggregate for all such Collateral, and each Grantor shall take all other steps as the Administrative Agent may reasonably request, to perfect, continue the perfection of, maintain the priority of or provide notice of the Administrative Agent’s security interest in such Collateral.

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(h)            After-Acquired Equity Interests. In the event that any Grantor acquires any Pledged Collateral after the date hereof, such Grantor shall deliver to the Administrative Agent a pledge supplement, duly executed by such Grantor and substantially in the form of Exhibit G (the “Pledge Supplement”), together with all schedules thereto, reflecting such additional Pledged Collateral, and the certificates and other documents required to be delivered pursuant to Section 3(b) hereof in respect of such additional Pledged Collateral. Notwithstanding the foregoing, it is understood and agreed that the security interest of the Administrative Agent shall attach to such Pledged Collateral immediately upon any Grantor’s acquisition of rights therein and shall not be affected by the failure of any Grantor to deliver a Pledge Supplement.

(i)             Further Assurances. Each Grantor agrees that, at its own expense, it will, promptly execute and deliver all further instruments and documents and take all other actions that the Administrative Agent may reasonably require in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or necessary to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

Section 4.           Representations and Warranties. In addition to the representations and warranties of each Grantor set forth in the Credit Agreement, each Grantor represents and warrants to each Secured Party on the Closing Date and each Delayed Draw Date (and any date that any amendment to this Agreement or the Credit Agreement is entered into by the parties hereto) that (it being agreed and understood that any Schedule hereto shall be deemed updated by information disclosed in any Liquidity Certificate or Compliance Certificate delivered to the Administrative Agent pursuant to Section 8.01(d) of the Credit Agreement, any written notice required hereunder or any other notice under the Credit Agreement, as applicable):

(a)            Location of Chief Executive Office and Collateral. Such Grantor’s chief executive office and principal place of business is located at the address set forth in Schedule 1, and all other locations where such Grantor conducts business or Collateral (other than Excluded Collateral) with fair market value exceeding $500,000 in the aggregate is kept are set forth in Schedule 1.

(b)            Locations of Books. All physical locations where Books pertaining to the Rights to Payment of such Grantor are kept, including all equipment necessary for accessing such Books and the names and addresses of all service bureaus, computer or data processing companies and other Persons keeping any Books or collecting Rights to Payment for such Grantor, are set forth in Schedule 1.

(c)            Jurisdiction of Organization and Names. Such Grantor’s jurisdiction of organization or incorporation is set forth in Schedule 1; and such Grantor’s exact legal name is as set forth in the signature pages of this Agreement. All trade names and trade styles under which such Grantor presently conducts its business operations are set forth in Schedule 1, and, except as set forth in Schedule 1, such Grantor has not, at any time in the five years prior to the date of this Agreement: (i) been known as or used any other corporate, trade or fictitious name; (ii) changed its name; (iii) been the surviving or resulting corporation in a merger or consolidation; or (iv) acquired through asset purchase or otherwise any business of any Person.

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(d)            Collateral. Such Grantor has rights in or the power to transfer the Collateral, and such Grantor is the sole beneficial owner of the Collateral (or, in the case of after-acquired Collateral, at the time such Grantor acquires rights in such Collateral, will be the sole beneficial owner thereof), free from any Lien other than Permitted Liens.

(e)            [Reserved]

(f)             Other Financing Statements. Other than (i) financing statements filed in connection with any Permitted Lien; (ii) [reserved] and (iii) precautionary financing statements filed in respect of leased, consigned or other third-party property, no effective financing statement naming such Grantor as debtor, assignor, grantor, mortgagor, pledgor or the like and covering all or any part of the Collateral is on file in any filing or recording office in any jurisdiction.

(g)            Rights to Payment.

(i)             To the Knowledge of each Grantor, the Rights to Payment of such Grantor with a fair market value in excess of $250,000 individually or $500,000 in the aggregate represent valid, binding and enforceable obligations of the account debtors or other Persons obligated thereon, representing undisputed, bona fide transactions completed in accordance with the terms and provisions contained in any documents related thereto, and are and will be genuine and what they purport to be, in each case, in all material respects;

(ii)            such Grantor has not assigned any of its rights under any of its Rights to Payment with a fair market value in excess of $250,000 individually or $500,000 in the aggregate except as provided in this Agreement or as set forth in the other Loan Documents; and

(iii)           all Rights to Payment of such Grantor with a fair market value in excess of $250,000 individually or $500,000 in the aggregate comply in all material respects with all applicable Laws concerning form, content and manner of preparation and execution.

(h)            Inventory. No Inventory (other than Excluded Collateral) with a fair market value in excess of $500,000 in the aggregate (i) is stored with any bailee, warehouseman or similar Person or on any premises leased to such Grantor, (ii) has been consigned to such Grantor or consigned by such Grantor to any Person, or (iii) held by such Grantor for any Person under any “bill and hold” or other arrangement, except as set forth in Schedule 1 or, after the date hereof, in accordance with Sections 5 (j) or 5(n).

(i)             [Reserved].

(j)             Equipment. None of the Equipment that constitutes Collateral with a fair market value in excess of $250,000 individually or $500,000 in the aggregate is leased from or to any Person, except as set forth in Schedule 1 or as otherwise disclosed to the Administrative Agent.

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(k)            Deposit Accounts. The names and addresses of all financial institutions at which such Grantor maintains its Deposit Accounts, the name in which each such Deposit Account is held, the type of account and the last four digits of the account number therefor, are set forth in Schedule 1 (which schedule shall be deemed updated to include accounts disclosed in any Liquidity Certificate delivered pursuant to Section 8.01(d) of the Credit Agreement).

(l)             Instrument Collateral. (i) Such Grantor has not previously assigned any interest in any Instruments held by such Grantor with a fair market value in excess of $250,000 individually or $500,000 in the aggregate (other than such interests as will be released on or before the Closing Date or Permitted Liens), (ii) no Person other than such Grantor owns an interest in such Instruments (whether as joint holders, participants or otherwise) other than Permitted Liens, and (iii) no material default by such Grantor exists under or in respect of such Instruments.

(m)           Pledged Shares, Partnership and LLC Collateral and other Pledged Collateral. (i) All of the Pledged Shares and Partnership and LLC Collateral of such Grantor have been, and, upon issuance of any additional Pledged Collateral consisting of Pledged Shares, Partnership and LLC Collateral or any other securities of such Grantor, will be, duly and validly issued, and are and will be fully paid and non-assessable, subject in the case of Partnership and LLC Collateral to future assessments required under applicable Law and any applicable partnership or operating agreement, (ii) such Grantor is or, in the case of any such additional Pledged Collateral, will be the legal record and beneficial owner thereof, (iii) there are no restrictions on the transferability of such Pledged Collateral or such additional Pledged Collateral to the Administrative Agent or with respect to the foreclosure, transfer or disposition thereof by the Administrative Agent, except as provided under applicable securities or “Blue Sky” laws, (iv) the Pledged Shares and Partnership and LLC Collateral of such Grantor constitute 100% of the issued and outstanding Equity Interests (other than Excluded Property) of all directly and indirectly owned Subsidiaries of such Grantor and no securities are convertible into or exchangeable for any Equity Interest of any such Subsidiary, or any options, warrants or other commitments entitling any Person to purchase or otherwise acquire any Equity Interest of any such Subsidiary, are issued and outstanding, (v) any and all Pledged Collateral Agreements which affect or relate to the voting or giving of written consents with respect to any of the Pledged Shares pledged by such Grantor, and any and all other Pledged Collateral Agreements relating to the Partnership and LLC Collateral of such Grantor, have been disclosed in writing to the Administrative Agent, and (vi) as to each such Pledged Collateral Agreement relating to the Partnership and LLC Collateral of such Grantor, (A) such agreement contains the entire agreement between the parties thereto with respect to the subject matter thereof, has not been amended or modified, and is in full force and effect in accordance with its terms, (B) there exists no violation or default under such agreement by such Grantor or, to the Knowledge of such Grantor party thereto, by the other parties thereto in each case that could reasonably be expected to materially and adversely affect the Secured Parties’ interests thereunder or under any of the Loan Documents, and (C) such Grantor has not knowingly waived or released any of its material rights under or otherwise consented to a material departure from the terms and provisions of any such agreement in each case that could reasonably be expected to materially and adversely affect the Secured Parties’ interests thereunder or under any of the Loan Documents.

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(n)            Other Investment Property; Instruments; and Chattel Paper. All Securities Accounts of such Grantor and other Investment Property of such Grantor with a fair market value in excess of $250,000 individually or $500,000 in the aggregate are set forth in Schedule 1, and all Instruments and Chattel Paper held by such Grantor with a fair market value in excess of $250,000 individually or $500,000 in the aggregate are also set forth in Schedule 1.

(o)            Control Agreements. No Control Agreements exist with respect to any Collateral held by such Grantor other than any Control Agreements in favor of the Administrative Agent.

(p)            Letter-of-Credit Rights. Such Grantor does not have any Letter-of-Credit Rights that constitute Collateral with a value in excess of $250,000 individually or $500,000 in the aggregate, except as set forth in Schedule 1.

(q)            Commercial Tort Claims. Such Grantor does not have any Commercial Tort Claims with a value in excess of $1,000,000 (or the Equivalent Amount in other currencies) individually or in the aggregate, except as set forth in Schedule 1.

(r)             Leases. Such Grantor is not and will not become a lessee under any real property lease or other agreement governing the location of Collateral at the premises of another Person pursuant to which the lessor or such other Person may obtain any rights in any of the Collateral (other than customary landlord liens arising by operation of law).

Section 5.           Covenants. Until the Commitments have expired or been terminated and all Secured Obligations (other than Warrant Obligations and inchoate indemnification obligations and any other obligations which pursuant to the terms of any Loan Document survive repayment of the Loans for which no claim has been made) have been indefeasibly paid in full in cash, each Grantor agrees that:

(a)            [Reserved].

(b)            [Reserved].

(c)            [Reserved].

(d)            Location of Books and Chief Executive Office. Such Grantor will: (i) keep all Books pertaining to the Rights to Payment of such Grantor at the locations set forth in Schedule 1 (or at such other locations as may be disclosed in writing to the Administrative Agent pursuant to the following clause (ii)); and (ii) give prior written notice to the Administrative Agent of (A) any changes in any location where Books pertaining to the Rights to Payment of such Grantor are kept, including any change of name or address of any service bureau, computer or data processing company or other Person preparing or maintaining any such Books or collecting Rights to Payment for such Grantor or (B) any changes in the location of such Grantor’s chief executive office or principal place of business.

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(e)            Location of Collateral. Such Grantor will: (i) keep the Collateral (other than Excluded Collateral) held by such Grantor at the locations set forth in Schedule 1, at such other locations as may be disclosed in writing to the Administrative Agent in accordance with the following clause (ii)) and will not remove any such Collateral from such locations (other than as permitted hereunder or under the Credit Agreement), unless such Grantor has given Administrative Agent prior written in accordance with the following clause (ii); and (ii) give the Administrative Agent written notice of any change in the locations set forth in Schedule 1 in accordance with clause (j); provided, that, following the occurrence and during the continuance of an Event of Default and upon written notice from the Administrative Agent, no Grantor shall remove any Collateral from the locations set forth in Schedule 1.

(f)             Change in Name, Identity or Structure. Such Grantor will give prior written notice to the Administrative Agent of (i) any change in name, (ii) any change in jurisdiction of organization, (iii) any change in its registration as an organization (or any new registration), and (iv) any changes in its identity or structure in any manner that could reasonably be expected to make any financing statement filed hereunder incorrect or misleading. No Grantor shall not change its jurisdiction of organization to a jurisdiction outside of the United States.

(g)            [Reserved]

(h)            Disposition of Collateral. Such Grantor will not surrender or lose possession of, sell, lease, rent, or otherwise dispose of or transfer any of the Collateral held or owned by such Grantor or any right or interest therein, except to the Administrative Agent or to the extent otherwise permitted by the Loan Documents.

(i)             Liens. Such Grantor will keep the Collateral held by such Grantor free of all Liens except Permitted Liens.

(j)             Leased Premises; Collateral Held by Warehouseman, Bailee, Etc. Each Grantor will promptly notify the Administrative Agent if (i) it leases any premises from any other Person at whose premises any Collateral with a fair market value in excess of $500,000 (other than Excluded Collateral), or (ii) maintains any Collateral at any premises with any Person (including any warehouseman, bailee or similar Person), with a fair market value in excess of $500,000 (other than Excluded Collateral), and in each case at the Administrative Agent’s request, such Grantor will use commercially reasonable efforts to obtain from such Person any such collateral access, subordination, landlord waiver, bailment, consent and estoppel agreements as the Administrative Agent may reasonably require, substantially in the form of Exhibit E or Exhibit F, as applicable (or another form reasonably satisfactory to the Administrative Agent).

(k)            Rights to Payment. Such Grantor will:

(i)             if any Accounts of such Grantor with a fair market value in excess of $250,000 individually or $500,000 in the aggregate arise from Contracts with the United States or any department, agency or instrumentality thereof (other than any Excluded Property), promptly notify the Administrative Agent thereof and execute and deliver to the Administrative Agent any documents and instruments and take any other steps reasonably requested by the Administrative Agent in order that all monies due and to become due thereunder shall be assigned to the Administrative Agent and notice thereof given to the Federal authorities under the Federal Assignment of Claims Act;

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(ii)            upon the request of the Administrative Agent (A) at any time following the occurrence and during the continuance of an Event of Default, notify all or any designated portion of the account debtors and other obligors on the Rights to Payment of such Grantor of the security interest hereunder, and (B) upon the occurrence and during the continuance of an Event of Default, notify the account debtors and other obligors on the Rights to Payment or any designated portion thereof that payment shall be made directly to the Administrative Agent or to such other Person or location as the Administrative Agent shall specify; and

(iii)           upon the occurrence and during the continuance of any Event of Default and following a request by the Administrative Agent, establish such lockbox or similar arrangements for the payment of such Grantor’s Accounts and other Rights to Payment as the Administrative Agent shall require.

(l)             Instruments, Investment Property, Etc. Upon the request of the Administrative Agent, such Grantor will (i) to promptly deliver to the Administrative Agent, or an agent designated by the Administrative Agent, appropriately endorsed or accompanied by appropriate instruments of transfer or assignment executed in blank, all Instruments, Documents and Chattel Paper held by such Grantor, all Letters of credit of such Grantor, and all other Rights to Payment held by such Grantor, in each case with a fair market value in excess of $250,000 individually or $500,000 in the aggregate at any time evidenced by promissory notes, trade acceptances or other instruments and (ii) cause any securities intermediaries to show on their books that the Administrative Agent is the entitlement holder with respect to any Investment Property held by such securities intermediary on behalf of such Grantor, or obtain Control Agreements (other than with respect to Excluded Accounts) in favor of the Administrative Agent from such securities intermediaries, with respect to any such Investment Property, as reasonably requested by the Administrative Agent, and (iii) provide such notice, obtain such acknowledgments and take all such other action, with respect to any Chattel Paper, Documents and Letter-of-Credit Rights held by such Grantor with a fair market value in excess of $250,000 individually or $500,000 in the aggregate, as the Administrative Agent shall reasonably request to perfect or maintain the perfection of Administrative Agent’s Lien.

(m)           [Reserved]

(n)            Inventory. Except as provided for herein, such Grantor will not (i) store any Inventory with a fair market value in excess of $500,000 (other than Excluded Collateral) with a bailee, warehouseman or similar Person or on premises leased to such Grantor other than those locations identified in Schedule 1 or in accordance with Section 5(j), and (ii) other than Excluded Collateral under clause (c) of that definition, dispose of any Inventory on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment or similar basis, and will not acquire any Inventory with a fair market value in excess of $250,000 or $500,000 in the aggregate from any Person on any such basis.

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(o)            Intellectual Property Collateral. Such Grantor, in respect of any Material Intellectual Property held by such Grantor:

(i)             [reserved]

(ii)            will diligently prosecute all applications for Material Intellectual Property, and file and prosecute any and all continuations, continuations-in-part, applications for reissue, applications for certificate of correction and like matters in respect of all Material Intellectual Property, in each case as Grantor shall determine is reasonable and appropriate in accordance with Grantor’s ordinary course of business, promptly and timely pay any and all maintenance, license, registration and other fees, taxes and expenses incurred in connection with any Material Intellectual Property, and otherwise maintain the validity and enforceability of all Material Intellectual Property held by such Grantor and not perform or permit any act or omission which would materially impair the value, validity, enforceability, scope or ownership of the Material Intellectual Property (other than to the extent that the Credit Agreement permits any such Material Intellectual Property Collateral or registration thereof to be reasonably and appropriately abandoned, terminated, forfeited, expired or dedicated to the public (as applicable) or in accordance with Grantor’s ordinary course of business and permitted by the Credit Agreement).

(p)            Notices, Reports and Information. Such Grantor will (i) include in an annex to the applicable Compliance Certificate delivered to the Administrative Agent pursuant to and in accordance with Section 8.01(d) of the Credit Agreement of any other modifications of or additions to the information contained in Schedule 1; (ii) promptly notify the Administrative Agent of any material Claim made or asserted against the Collateral by any Person which could materially and adversely affect the value of the Collateral or the Administrative Agent’s Lien thereon; (iii) promptly furnish to the Administrative Agent such listings, descriptions and schedules with respect to such Grantor’s Equipment and Inventory, and such other reports and other information in connection with the Collateral, as the Administrative Agent may reasonably request, all in reasonable detail (provided that so long as no Event of Default has occurred and is continuing, such requests shall occur no more than once per fiscal year); and (iv) upon the reasonable request of the Administrative Agent make such demands and requests for information and reports as such Grantor is entitled to make in respect of the Collateral.

(q)            Shareholder Agreements and Other Agreements. Such Grantor will:

(i)             comply in all respects with all of its obligations under any shareholders agreement, operating agreement, partnership agreement, voting trust, proxy agreement or other agreement or understanding (collectively, the “Pledged Collateral Agreements”) to which it is a party and shall enforce all of its rights thereunder in each case if the failure to so comply or enforce could reasonably be expected to materially and adversely affect the Secured Parties’ interests thereunder or under the Loan Documents;

(ii)            take all actions necessary to cause each such Pledged Collateral Agreement relating to Partnership and LLC Collateral to provide specifically at all times that: (A) no such Partnership and LLC Collateral shall be a security governed by Article 8 of the applicable UCC; and (B) no consent of any member, manager, partner or other Person shall be a condition to the admission as a member or partner of any transferee (including the Administrative Agent) that acquires ownership of such Partnership and LLC Collateral as a result of the exercise by the Administrative Agent of any remedy hereunder or under applicable Law;

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(iii)           not take vote or enable to take any other action to certificate any Pledged Shares or Partnership and LLC Collateral of any Grantor to the extent such Pledged Shares or Partnership and LLC Collateral is not certificated as of the Closing Date, unless such Grantor delivers a certificate evidencing such Equity Interest to the Administrative Agent in accordance with this Agreement;

(iv)           not vote to enable or take any other action to: amend or terminate, or waive compliance with any of the terms of, any such Pledged Collateral Agreement, certificate or articles of incorporation, bylaws or other organizational documents in any way that that could reasonably be expected to materially and adversely affect the Secured Parties’ interests and rights under this Agreement; and

(v)            additionally, such Grantor agrees that no such Partnership and LLC Collateral (A) shall be dealt in or traded on any securities exchange or in any securities market, (B) shall constitute an investment company security, or (C) shall be held by such Grantor in a Securities Account, except, in each case, as otherwise permitted by the Loan Documents.

(r)             Insurance.

(i)             If any Grantor receives any Net Cash Proceeds which are to be paid to the Administrative Agent in accordance with the Credit Agreement, such Grantor shall hold such Net Cash Proceeds in trust for the Administrative Agent, segregate such Net Cash Proceeds from other funds of such Grantor, and promptly forward such Net Cash Proceeds in the form received to the Administrative Agent (appropriately endorsed by such Grantor to the order of the Administrative Agent or in such other manner as reasonably satisfactory to the Administrative Agent). All such Net Cash Proceeds may be retained by the Administrative Agent as part of Collateral hereunder and held in a deposit account, applied by the Administrative Agent toward payment of all or part of the Secured Obligations in such order as is provided herein, or released to such Grantor upon its request with the consent of the Administrative Agent.

Section 6.           Rights to Payment and Pledged Collateral.

(a)            Collection of Rights to Payment. Until the Administrative Agent has given prior or concurrent written notice to the relevant Grantor of the Administrative Agent’s intent to exercise its rights under this Section 6 (provided that, for the avoidance of doubt, no such notice may be given except after the occurrence and during the continuance of an Event of Default) to collect any Rights to Payment of any Grantor, each such Grantor shall endeavor in the first instance to diligently collect all amounts due or to become due on or with respect to the Rights to Payment held by such Grantor in the ordinary course of business and substantially in accordance with past practice. At the request of the Administrative Agent, upon the occurrence and during the continuance of any Event of Default, all remittances received by such Grantor shall be held in trust for the Administrative Agent and, in accordance with the Administrative Agent’s instructions, remitted to the Administrative Agent or deposited to an account with the Administrative Agent in the form received (with any necessary endorsements or instruments of assignment or transfer).

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(b)            Pledged Collateral. Unless and until an Event of Default shall have occurred and be continuing and Administrative Agent shall have given prior or concurrent written notice to the relevant Grantor of the Administrative Agent’s intent to exercise its rights under this Section 6, each Grantor shall be entitled to receive and retain for its own account any cash dividend on or other cash distribution or payment, if any, in respect of the Pledged Collateral, to the extent not prohibited by the Credit Agreement or other Loan Documents, as applicable. At the request of the Administrative Agent, upon the occurrence and during the continuance of any Event of Default, the Administrative Agent shall be entitled to receive all distributions and payments of any nature with respect to any Pledged Collateral, and all such distributions or payments received by such Grantor shall be held in trust for the Administrative Agent and, in accordance with the Administrative Agent’s instructions, remitted to the Administrative Agent or deposited to an account with the Administrative Agent in the form received (with any necessary endorsements or instruments of assignment or transfer). Following the occurrence and during the continuance of an Event of Default any such distributions and payments with respect to any such Pledged Collateral held in any Securities Account shall be held and retained in such Securities Account, in each case as part of the Collateral hereunder. Additionally, the Administrative Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, following prior or concurrent written notice to any applicable Grantor of the Administrative Agent’s intent to exercise its rights under this Section 6, to vote and to give consents, ratifications and waivers with respect to any Pledged Collateral held by such Grantor, and to exercise all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining thereto, as if the Administrative Agent were the absolute owner thereof; provided that the Administrative Agent shall have no duty to exercise any of the foregoing rights afforded to it and shall not be responsible to such Grantor or any other Person for any failure to do so or delay in doing so.

(c)            Voting Prior to and Upon an Event of Default.

(i)             Unless and until an Event of Default shall have occurred and is continuing and Administrative Agent shall have given prior or concurrent written notice to the relevant Grantor of the Administrative Agent’s intent to exercise its rights under this Section 6, each Grantor shall have the right to vote the Pledged Collateral held by such Grantor and to give consents, ratifications and waivers in respect thereof, and shall retain the power to control the direction, management and policies of any Person comprising such Pledged Collateral to the same extent as such Grantor would if such Pledged Collateral were not pledged to the Administrative Agent pursuant to this Agreement; provided, however, that no vote shall be cast or consent, waiver or ratification given or action taken which would have the effect of materially and adversely affect the Secured Parties interest under the Loan Documents or be inconsistent with or violate any provision of this Agreement, the Credit Agreement, or any other Loan Documents. If applicable, such Grantor shall be deemed the beneficial owner of all such Pledged Collateral for purposes of Sections 13 and 16 of the Exchange Act and agrees to file all reports required to be filed by beneficial owners of securities thereunder. The Administrative Agent shall execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights which it is entitled to exercise pursuant to this subsection (c) and to receive the distributions which it is authorized to receive and retain pursuant to this subsection (c).

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(ii)            In addition to each of the foregoing and any other rights of Administrative Agent as set forth herein or in any other Loan Documents, each Grantor grants to Administrative Agent (through itself, its representatives, designees or agents), an irrevocable proxy, to vote all or any part of such Grantor’s Pledged Collateral from time to time, in each case in any manner Administrative Agent deems advisable in its sole discretion, either for or against any or all matters submitted, or which may be submitted to a vote of shareholders, partners, managers or members, as the case may be, and to exercise all other rights, powers, privileges, and remedies to which any such shareholders, partners, managers or members would be entitled (including, without limitation, giving or withholding written consents, ratifications, and waivers with respect to the Pledged Collateral, calling special meetings of the holders of the Pledged Collateral of any issuer and voting at such meetings). The irrevocable proxy granted hereby is effective automatically, without the necessity that any other action (including, without limitation, that any transfer of any of the Pledged Collateral be recorded on the Books of the relevant Grantor or issuer) be taken by any Person (including the relevant Grantor or issuer of any Pledged Collateral or any officer or agent thereof), is coupled with an interest, and shall be irrevocable, shall survive the bankruptcy, dissolution or winding up of any relevant Grantor, and shall terminate only on the Maturity Date. Each Grantor covenants and agrees that prior to the expiration of such IRREVOCABLE PROXY pursuant to applicable Law, if applicable, such Grantor will reaffirm such irrevocable proxy in a manner reasonably satisfactory to the Administrative Agent. Anything herein to the contrary notwithstanding, Administrative Agent shall only exercise the irrevocable proxy set forth in this Section 6(c)(ii) upon providing prior or concurrent written notice to the relevant Grantor of the Administrative Agent’s intent to exercise its rights under this Section 6 and solely while any Event of Default has occurred and is continuing, and immediately upon waiver or cure of such Event of Default (and so long as no separate or future Event of Default has occurred and/or is continuing), shall immediately cease (or take all reasonably necessary actions available) to exercise such irrevocable proxy.

(iii)           Each Grantor covenants and agrees that on the date that is thirty (30) days prior to the date of expiration (by operation of applicable law) of the irrevocable proxy granted pursuant to this subsection (c) hereto, such Grantor shall automatically be deemed to grant the Administrative Agent a new irrevocable proxy, on the same terms as those previously granted pursuant to this subsection (c). Upon the reasonable written request of the Administrative Agent, such Grantor agrees to deliver to the Administrative Agent, on behalf of the Administrative Agent and the other Secured Parties, such further evidence of such irrevocable proxy or such further irrevocable proxies to enable the Secured Party to vote the Pledged Collateral after the occurrence and during the continuance of an Event of Default.

(d)            Certain Other Administrative Matters. Upon the occurrence and during the continuation of an Event of Default and upon prior or concurrent written notice to the relevant Grantor of the Administrative Agent’s intent to exercise its rights under Section 10, the Administrative Agent may cause any of the Pledged Collateral to be transferred into its name or into the name of its nominee or nominees (subject to the revocable rights specified in this Section 6). Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent shall at all times have the right to exchange uncertificated Pledged Collateral for certificated Pledged Collateral, and to exchange certificated Pledged Collateral for certificates of larger or smaller denominations, for any purpose consistent with this Agreement.

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Section 7.           Authorization; Agent Appointed Attorney-in-Fact. Subject to any notice requirements expressly set forth herein, in addition to (and not in limitation of) any other right or remedy provided to the Administrative Agent hereunder, the Administrative Agent shall have the right to, in the name of any Grantor, or in the name of the Administrative Agent or otherwise, without notice to or assent by any such Grantor, and each Grantor hereby constitutes and appoints the Administrative Agent (and any of the Administrative Agent’s officers or employees or agents designated by the Administrative Agent) as such Grantor’s true and lawful attorney-in-fact, with full power and authority to:

(a)            file any of the financing statements which must be filed to perfect or continue to perfect, maintain the priority of or provide notice of the Administrative Agent’s Lien in the Collateral;

(b)            take possession of and endorse any notes, acceptances, checks, drafts, money orders or other forms of payment or security and collect any Proceeds of any Collateral;

(c)            sign and endorse any invoice or bill of lading relating to any of the Collateral, warehouse or storage receipts, drafts against customers or other obligors, assignments, notices of assignment, verifications and notices to customers or other obligors;

(d)            notify the U.S. Postal Service and other postal authorities to change the address for delivery of mail addressed to such Grantor to such address as the Administrative Agent may designate; and, without limiting the generality of the foregoing, establish with any Person lockbox or similar arrangements for the payment of the Rights to Payment of such Grantor;

(e)            receive, open and dispose of all mail addressed to such Grantor;

(f)            send requests for verification of Rights to Payment to the customers or other obligors of such Grantor;

(g)            contact, or direct such Grantor to contact, all account debtors and other obligors on the Rights to Payment of such Grantor and instruct such account debtors and other obligors to make all payments directly to the Administrative Agent;

(h)            assert, adjust, sue for, compromise or release any Claims under any policies of insurance;

(i)             exercise dominion and control over, and refuse to permit further withdrawals from, any Deposit Accounts, Securities Accounts, Commodity Accounts or any other account, in each case, other than Excluded Accounts, of such Grantor maintained with the Administrative Agent, any Lender or any other bank, financial institution or other Person;

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(j)             notify each Person maintaining lockbox or similar arrangements for the payment of the Rights to Payment of such Grantor to remit all amounts representing collections on such Rights to Payment directly to the Administrative Agent;

(k)            ask, demand, collect, receive and give acquittances and receipts for any and all Rights to Payment of such Grantor, enforce payment or any other rights in respect of the Rights to Payment and other Collateral, grant consents, agree to any amendments, modifications or waivers of the agreements and documents governing such Rights to Payment and other Collateral, and otherwise file any Claims, take any action or institute, defend, settle or adjust any actions, suits or proceedings with respect to the Collateral, as the Administrative Agent may deem necessary to maintain, preserve and protect the Collateral, to collect the Collateral or to enforce the rights of the Administrative Agent with respect to the Collateral;

(l)             execute any and all applications, documents, papers and instruments necessary for the Administrative Agent to use, prosecute, maintain, enforce, sell, transfer, assign or otherwise dispose of the Intellectual Property Collateral and grant or issue any license or sublicense, or any other right with respect to, any Intellectual Property Collateral, in each case only to the extent of such Grantor’s right, title and interest therein;

(m)            execute any and all endorsements, assignments or other documents and instruments necessary to sell, lease, assign, convey or otherwise transfer title in or dispose of the Collateral, in each case only to the extent of such Grantor’s right, title and interest therein;

(n)            execute and deliver to any securities intermediary or other Person any entitlement order or other notice, document or instrument which the Administrative Agent may deem necessary or advisable to maintain, protect, realize upon and preserve the Deposit Accounts and Investment Property of such Grantor and the Administrative Agent’s security interest therein; and

(o)            execute any and all such other documents and instruments, and do any and all acts and things for and on behalf of such Grantor, which the Administrative Agent may deem necessary or advisable to maintain, protect, realize upon and preserve the Collateral and the Administrative Agent’s security interest therein and to accomplish the purposes of this Agreement.

The Administrative Agent agrees that, except upon the occurrence and only during the continuation of an Event of Default, it shall not exercise the power of attorney, or any rights granted to the Administrative Agent, pursuant to clauses (b) through (o). The foregoing power of attorney is coupled with an interest and irrevocable so long as the Lenders have any Commitments or the Secured Obligations (other than Warrant Obligations and inchoate indemnification and expense reimbursement obligations and any other obligations which pursuant to the terms of any Loan Document survive repayment of the Loans for which no claim has been made) have not been indefeasibly paid in full in cash.

Section 8.           Agent Performance of Grantor Obligations. Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent may, at the direction of the Required Lenders, perform or pay any obligation which any Grantor has agreed to perform or pay under or in connection with this Agreement, and such Grantor shall reimburse the Administrative Agent on demand for any reasonable and documented out-of-pocket amounts paid, or reasonable and documented out-of-pocket costs incurred, by the Administrative Agent pursuant to this Section 8.

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Section 9.           Agent’s Duties. Notwithstanding any provision contained in this Agreement, the Administrative Agent shall have no duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to any Grantor or any other Person for any failure to do so or delay in doing so. Beyond the exercise of reasonable care to assure the safe custody of Collateral in the Administrative Agent’s possession and the accounting for moneys actually received by the Administrative Agent hereunder, the Administrative Agent shall have no duty or liability to exercise or preserve any rights, privileges or powers pertaining to the Collateral.

Section 10.         Remedies.

(a)            Remedies. Subject to any notice requirements expressly set forth herein, upon the occurrence and during the continuation of any Event of Default, the Administrative Agent shall have, in addition to all other rights and remedies granted to it in this Agreement, the Credit Agreement, the Guaranty or any other Loan Document, all rights and remedies of a secured party under the NY UCC and other applicable Laws. Without limiting the generality of the foregoing, each Grantor agrees that, upon the occurrence and during the continuance of any Event of Default:

(i)             The Administrative Agent may peaceably enter any premises of such Grantor, take possession of any Collateral, remove or dispose of all or part of the Collateral on any premises of such Grantor or elsewhere, or, in the case of Equipment, render it nonfunctional, and otherwise collect, receive, appropriate and realize upon all or any part of the Collateral, and demand, give receipt for, settle, renew, extend, exchange, compromise, adjust, or sue for all or any part of the Collateral, as the Administrative Agent may determine.

(ii)            The Administrative Agent may require such Grantor to assemble all or any part of the Collateral and make it available to the Administrative Agent, at any place and time reasonably designated by the Administrative Agent.

(iii)           The Administrative Agent may use or transfer any of such Grantor’s rights and interests in any Intellectual Property Collateral, including by license, by sublicense (to the extent permitted by an applicable license and to the extent of such Grantor’s rights, title and interest therein) or otherwise, on such conditions and in such manner as the Administrative Agent may determine.

(iv)           The Administrative Agent may secure the appointment of a receiver of the Collateral or any part thereof (to the extent and in the manner provided by applicable Law).

(v)            The Administrative Agent may withdraw (or cause to be withdrawn) any and all funds from any Deposit Accounts, Securities Accounts or Commodity Accounts, in each case, other than Excluded Accounts.

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(vi)           The Administrative Agent may sell, resell, lease, use, assign, transfer or otherwise dispose of any or all of the Collateral in its then condition or following any commercially reasonable preparation or processing (utilizing in connection therewith any of such Grantor’s assets, without charge or liability to the Administrative Agent therefor) at public or private sale, by one or more Contracts, in one or more parcels, at the same or different times, for cash or credit or for future delivery without assumption of any credit risk, all as the Administrative Agent deems advisable; provided, however, that such Grantor shall be credited with the net proceeds of sale only when such proceeds are finally collected by the Administrative Agent. The Administrative Agent and each of the other Secured Parties shall have the right upon any such public sale, and, to the extent permitted by applicable Law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption, which right or equity of redemption such Grantor hereby releases, to the extent permitted by applicable Law. The Administrative Agent shall give such Grantor such notice of any public or private sale as may be required by the NY UCC or other applicable Law. Such Grantor recognizes that the Administrative Agent may be unable to make a public sale of any or all of the Pledged Collateral, by reason of prohibitions contained in applicable securities laws or otherwise, and expressly agrees that a private sale to a restricted group of purchasers for investment and not with a view to any distribution thereof shall be considered a commercially reasonable sale.

(vii)          Neither the Administrative Agent nor any other Secured Party shall have any obligation to clean up or otherwise prepare the Collateral for sale. The Administrative Agent has no obligation to attempt to satisfy the Secured Obligations by collecting them from any other Person liable for them and the Administrative Agent and the other Secured Parties may release, modify or waive any Collateral provided by any other Person to secure any of the Secured Obligations, all without affecting the Administrative Agent’s or any other Secured Party’s rights against such Grantor. Such Grantor waives any right it may have to require the Administrative Agent or any other Secured Party to pursue any third Person for any of the Secured Obligations. The Administrative Agent and the other Secured Parties may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. The Administrative Agent may sell the Collateral without giving any warranties as to the Collateral. The Administrative Agent may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. If the Administrative Agent sells any of the Collateral upon credit, such Grantor will be credited only with payments actually made by the purchaser, received by the Administrative Agent and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, the Administrative Agent may resell the Collateral and the Grantors shall be credited with the proceeds of the sale.

(b)            License. In addition to, and not in limitation of, any other rights or remedies provided herein or by applicable Law, for the purpose of enabling the Administrative Agent to exercise its rights and remedies under this Section 10 or otherwise in connection with this Agreement, each Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, an irrevocable, non-exclusive, worldwide and assignable right and license (exercisable without payment or royalty or other compensation to such Grantor, but exercisable only upon the occurrence and only during the continuance of an Event of Default; provided that any license, transfer or other right granted or made during the continuance of an Event of Default shall persist thereafter) to use, exploit, reproduce, display, perform, modify, sell, transfer, assign, otherwise dispose of, license, sublicense, prosecute, maintain and enforce any Intellectual Property Collateral, in any form or medium, in the reasonable determination of the Administrative Agent.

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(c)            Application of Proceeds. The cash proceeds actually received from the sale or other disposition or collection of any Grantor’s Collateral, and any other amounts received in respect of such Collateral the application of which is not otherwise provided for herein, shall be applied in accordance with the Credit Agreement. Any surplus thereof which exists after payment and performance in full of the Secured Obligations shall be promptly paid over to such Grantor or otherwise disposed of in accordance with the NY UCC or other applicable Law. Each Grantor shall remain liable to the Administrative Agent and the other Secured Parties for any deficiency which exists after any sale or other disposition or collection of Collateral.

Section 11.         Certain Waivers. Each Grantor waives, to the fullest extent permitted by applicable Law, (a) any right of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling of the Collateral or other collateral or security for the Secured Obligations; (b) any right to require the Administrative Agent or the other Secured Parties (i) to proceed against any Person, (ii) to exhaust any other collateral or security for any of the Secured Obligations, (iii) to pursue any remedy in the Administrative Agent’s or any of the other Secured Parties’ power, or (iv) to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Collateral; and (c) all Claims, damages, and demands against the Administrative Agent or the other Secured Parties arising out of the repossession, retention, sale or application of the proceeds of any sale of the Collateral.

Section 12.         Notices. All notices or other communications hereunder shall be given in the manner and to the addresses specified in Section 14.02 of the Credit Agreement.

Section 13.         No Waiver; Cumulative Remedies. No failure on the part of the Administrative Agent or any other Secured Party to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to the Administrative Agent or any other Secured Party.

Section 14.         Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by each Grantor, the Administrative Agent, each Secured Party and their respective successors and permitted assigns and shall bind any Person who becomes bound as a debtor, agent or secured party to this Agreement.

Section 15.         Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply.

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Section 16.         Submission to Jurisdiction. (a) Each Grantor agrees that any suit, action or proceeding with respect to this Agreement or any judgment entered by any court in respect thereof may be brought initially in the federal or state courts in New York, New York or in the courts of its own corporate domicile and irrevocably submits to the non-exclusive jurisdiction of each such court for the purpose of any such suit, action, proceeding or judgment. This Section 16 is for the benefit of the Secured Parties only and, as a result, no Secured Party shall be prevented from taking proceedings in any other courts with jurisdiction. To the extent allowed by any Law, the Secured Parties may take concurrent proceedings in any number of jurisdictions.

(b)            Waiver of Venue. Each Grantor irrevocably waives to the fullest extent permitted by applicable Law any objection that it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement and hereby further irrevocably waives to the fullest extent permitted by applicable Law any Claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. A final judgment (in respect of which time for all appeals has elapsed) in any such suit, action or proceeding shall be conclusive and may be enforced in any court to the jurisdiction of which such Grantor is or may be subject, by suit upon judgment.

(c)            Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable Law.

Section 17.         Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 18.         Entire Agreement; Amendment. This Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof, including any confidentiality (or similar) agreements. Each Grantor acknowledges, represents and warrants that in deciding to enter into this Agreement and the other Loan Documents and in taking or not taking any action hereunder or thereunder, it has not relied, and will not rely, on any statement, representation, warranty, covenant, agreement or understanding, whether written or oral, of or with the Lenders other than those expressly set forth in this Agreement and the other Loan Documents. This Agreement shall not be amended except by the written agreement of the parties as provided in the Credit Agreement.

Section 19.         Severability. If any provision hereof is found by a court to be invalid or unenforceable, to the fullest extent permitted by any Law the parties agree that such invalidity or unenforceability shall not impair the validity or enforceability of any other provision hereof.

22

Section 20.         Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed signature page of this Agreement by electronic transmission (in PDF format) shall be effective as delivery of a manually executed counterpart hereof. Any signature (including, without limitation, (x) any electronic symbol or process attached to, or associated with, a Contract or other record and adopted by a Person with the intent to sign, authenticate or accept such Contract or record and (y) any pdf signature) hereto through electronic means, shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state Law based on the Uniform Electronic Transactions Act, and the parties hereto hereby waive any objection to the contrary.

Section 21.         No Inconsistent Requirements. Each Grantor acknowledges that this Agreement and the other Loan Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms. In the event that any provision of this Agreement is deemed to conflict with the Credit Agreement, the provisions of the Credit Agreement shall govern.

Section 22.         Accession. At such time following the date hereof as any Person (an “Acceding Grantor”) is required to accede hereto pursuant to the terms of Section 8.11 of the Credit Agreement, such Acceding Grantor shall execute and deliver to the Administrative Agent an accession agreement substantially in the form of Exhibit A (an “Accession Agreement”), signifying its agreement to be bound by the provisions of this Agreement as a Grantor to the same extent as if such Acceding Grantor had originally executed this Agreement as of the date hereof.

Section 23.         Termination.

(a)            Upon the termination of the Commitments of the Lenders and payment and performance in full in cash of all Secured Obligations (other than Warrant Obligations and inchoate indemnification obligations and any other obligations which pursuant to the terms of any Loan Document survive repayment of the Loans for which no claim has been made), the security interests created by this Agreement shall immediately and automatically terminate and the Administrative Agent shall promptly execute and deliver to each Grantor such documents and instruments reasonably requested by such Grantor as shall be necessary to evidence the termination or release of all security interests given by such Grantor to the Administrative Agent hereunder and deliver to such Grantor, at the expense of the Borrower, any portion of the released Collateral that is in the possession of the Administrative Agent.

[Remainder of page intentionally left blank; signature pages follow]

23

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

GRANTOR:

TELA BIO, INC.

By:	/s/ Roberto Cuca
	Name:	Roberto Cuca
	Title:	Chief Operating Officer and Chief Financial Officer

[Signature Page to Security Agreement]

AGENT:

PERCEPTIVE CREDIT HOLDINGS V, LP, as the Administrative Agent

By Perceptive Credit Opportunities GP, LLC, its general partner

By:	/s/ [***]
Name:	[***]
Title:	[***]

By:	/s/ [***]
Name:	[***]
Title:	[***]

[Signature Page to Security Agreement]

SCHEDULE 1
to the Security Agreement

1.	Locations of Chief Executive Office and other Locations, including of Collateral

a.	Chief Executive Office and Principal Place of Business of each Grantor:

Grantor Name	Address
TELA Bio, Inc.	1 Great Valley Parkway, Suite 24, Malvern, PA 19355

b.	Other locations where any Grantor conducts business or where Collateral is kept:

Grantor Name	Address	Brief Description of Assets
TELA Bio, Inc.	Various	Inventory on Consignment – Clinical, Corporate, Provisional and Sales Rep

2.	Locations of Books Pertaining to Rights to Payment of each Grantor

Grantor Name	Address
TELA Bio, Inc.	1 Great Valley Parkway, Suite 24, Malvern, PA 19355

3.	Jurisdiction of Organization of each Grantor

Grantor Name	Type of Organization	Jurisdiction
TELA Bio, Inc.	Corporation	Delaware

4.	Trade Names and Trade Styles of each Grantor; Other Corporate, Trade or Fictitious Names of each Grantor; Etc.

Asset Purchase Agreement, dated as of November 14, 2022, by and among TELA Bio, Inc., BPI Development, LLC and the other parties party thereto.

5.	Deposit Accounts of each Grantor

Name and Address of Bank	Type of Account	Account Number	Grantor Name
SVB	Operating	8047	TELA Bio, Inc.
SVB	Sweep	0393	TELA Bio, Inc.
SVB	AR	0370	TELA Bio, Inc.
SVB	Payroll	8608	TELA Bio, Inc.
SVB	Collateral	9638	TELA Bio, Inc.
Wells Fargo	Operating	4419	TELA Bio, Inc.

Schedule 1-1.

6.	Investment Property of each Grantor

Name and Address of Bank	Type of Account	Account Number	Grantor Name
Wells Fargo	Investment	8813	TELA Bio, Inc.

7.	Instruments and Chattel Paper of each Grantor

None.

8.	Leased Equipment of each Grantor

None.

9.	Commercial Tort Claims of each Grantor

None.

10.	Inventory of each Grantor Stored with Warehousemen or on Leased Premises, Etc.

Grantor Name	Address	Brief Description of Assets
TELA Bio, Inc.	Various	Inventory on Consignment – Clinical, Corporate, Provisional and Sales Rep

11.	Letter-of-Credit Rights of each Grantor

None.

Schedule 1-2.

SCHEDULE 2
TO THE SECURITY AGREEMENT

PATENTS

Issued Patents of Each Grantor

Grantor	Jurisdiction	Patent No.	Issue Date	Title
Tela Bio, Inc.	US	US 10,130,457	10/31/2018	SURGICAL ATTACHMENT DEVICE
Tela Bio, Inc.	US	11,628,054	4/18/2023	SURGICAL ATTACHMENT DEVICE
Tela Bio, Inc.	US	12,318,275	6/3/2025	SURGICAL ATTACHMENT DEVICE
Tela Bio, Inc.	US	10,500,030	7/19/2016	SURGICAL ATTACHMENT DEVICE
Tela Bio, Inc.	US	10,702,364	7/7/2020	SURGICAL ATTACHMENT DEVICE
Tela Bio, Inc.	US	10,675,141	5/20/2020	REINFORCED ORTHOPEDIC DEVICES
Tela Bio, Inc.	US	12,064,334	8/20/2024	REINFORCED ORTHOPEDIC DEVICES
Tela Bio, Inc.	US	10,213,284	2/26/2019	CORNER-LOCK STITCH PATTERNS
Tela Bio, Inc.	US	9,925,030	3/27/2018	CORNER-LOCK STITCH PATTERNS
Tela Bio, Inc.	US	11,344,397	5/31/2022	CORNER-LOCK STITCH PATTERNS
Tela Bio, Inc.	US	11,864,987	1/9/2024	CORNER-LOCK STITCH PATTERNS
Tela Bio, Inc.	US	12,208,000	1/28/2025	CORNER-LOCK STITCH PATTERNS

Schedule 2-1.

Tela Bio, Inc.	DE	602016063436.8	9/8/2021	CORNER-LOCK STITCH PATTERNS
Tela Bio, Inc.	EP	3317448	9/8/2021	CORNER-LOCK STITCH PATTERNS
Tela Bio, Inc.	FR	3317448	9/8/2021	CORNER-LOCK STITCH PATTERNS
Tela Bio, Inc.	GB	3317448	9/8/2021	CORNER-LOCK STITCH PATTERNS
Tela Bio, Inc.	US	10,426,587	10/1/2019	COMPLIANCE CONTROL STITCHING IN SUBSTRATE MATERIALS
Tela Bio, Inc.	US	9,775,700	10/3/2017	COMPLIANCE CONTROL STITCHING IN SUBSTRATE MATERIALS
Tela Bio, Inc.	US	11,369,464	6/28/2022	COMPLIANCE CONTROL STITCHING IN SUBSTRATE MATERIALS
Tela Bio, Inc.	US	12,144,714	11/19/2024	COMPLIANCE CONTROL STITCHING IN SUBSTRATE MATERIALS
Tela Bio, Inc.	EP	3324882	10/25/2023	COMPLIANCE CONTROL STITCHING IN SUBSTRATE MATERIALS
Tela Bio, Inc.	GB	3324882	10/25/2023	COMPLIANCE CONTROL STITCHING IN SUBSTRATE MATERIALS
Tela Bio, Inc.	UP	3324882	10/25/2023	COMPLIANCE CONTROL STITCHING IN SUBSTRATE MATERIALS
Tela Bio, Inc.	US	9,820,843	11/21/2017	HERNIA REPAIR GRAFTS HAVING ANTI-ADHESION BARRIERS

Schedule 2-2.

Tela Bio, Inc.	US	10,561,485	2/18/2020	HERNIA REPAIR GRAFTS HAVING ANTI-ADHESION BARRIERS
Tela Bio, Inc.	US	11,464,616	10/11/2022	HERNIA REPAIR GRAFTS HAVING ANTI-ADHESION BARRIERS
Tela Bio, Inc.	US	12,070,380	8/27/2024	HERNIA REPAIR GRAFTS HAVING ANTI-ADHESION BARRIERS
Tela Bio, Inc.	EP	3448308	8/14/2024	HERNIA REPAIR GRAFTS HAVING ANTI-ADHESION BARRIERS
Tela Bio, Inc.	GB	3448308	8/14/2024	HERNIA REPAIR GRAFTS HAVING ANTI-ADHESION BARRIERS
Tela Bio, Inc.	UP	3448308	8/14/2024	HERNIA REPAIR GRAFTS HAVING ANTI-ADHESION BARRIERS
Tela Bio, Inc.	US	12,016,972	6/25/2024	SURGICAL REPAIR GRAFT
Tela Bio, Inc.	US	12,419,996	9/23/2025	SURGICAL REPAIR GRAFT
Tela Bio, Inc.	EP	3761963	1/22/2025	SURGICAL REPAIR GRAFT
Tela Bio, Inc.	GB	3761963	1/22/2025	SURGICAL REPAIR GRAFT
Tela Bio, Inc.	UP	3761963	1/22/2025	SURGICAL REPAIR GRAFT
Tela Bio, Inc.	US	11,590,262	2/28/2023	SURGICAL REPAIR GRAFT
Tela Bio, Inc.	US	11,446,130	9/20/2022	TEXTURED MEDICAL TEXTILES
Tela Bio, Inc.	US	12,226,299	2/18/2025	TEXTURED MEDICAL TEXTILES
Tela Bio, Inc.	EP	3934575	5/7/2025	TEXTURED MEDICAL TEXTILES
Tela Bio, Inc.	GB	5/7/2025	3934575	TEXTURED MEDICAL TEXTILES
Tela Bio, Inc.	UP	5/7/2025	3934575	TEXTURED MEDICAL TEXTILES

Schedule 2-3.

Pending Patent Applications of Each Grantor

Grantor	Jurisdiction	Application No.	Filing Date	Title
TELA Bio, Inc.	US	61/948,518	3/5/2014	Breast Reconstruction Device
TELA Bio, Inc.	US	19/205,751	5/12/2025	SURGICAL ATTACHMENT DEVICE
TELA Bio, Inc.	US	62/221,602	9/21/2015	REINFORCED ORTHOPEDIC DEVICES AND METHODS
TELA Bio, Inc.	US	62,186,437	6/30/2015	CORNER-LOCK STITCH PATTERNS
TELA Bio, Inc.	US	18/967,461	12/3/2024	CORNER-LOCK STITCH PATTERNS
TELA Bio, Inc.	WO	PCT/US2016/039984	6/29/2016	CORNER-LOCK STITCH PATTERNS
TELA Bio, Inc.	US	62/195,089	7/21/2015	COMPLIANCE CONTROL STITCHING IN BIOLOGIC SUBSTRATE MATERIALS
TELA Bio, Inc.	US	18/920,684	10/18/2024	COMPLIANCE CONTROL STITCHING IN SUBSTRATE MATERIALS
TELA Bio, Inc.	US	PCT/US2016/043240	7/21/2016	COMPLIANCE CONTROL STITCHING IN SUBSTRATE MATERIALS

Schedule 2-4.

TELA Bio, Inc.	US	62/198,850	7/30/2015	MULTIPLE COMPONENT PACKAGING SYSTEM FOR STERILIZATION OF A PACKAGED DEVICE
TELA Bio, Inc.	US	62/367,723	7/28/2016	MULTIPLE COMPONENT PACKAGING SYSTEM FOR STERILIZATION OF A PACKAGED DEVICE
TELA Bio, Inc.	US	62/327,494	4/26/2016	ADHESION BARRIERS SEWN ON TO OR SEWN INTO IMPLANTABLE SOFT TISSUE REPAIR SUBSTRATES
TELA Bio, Inc.	US	18/779,698	7/22/2024	LAYERED MATERIALS FOR IMPLANTS
TELA Bio, Inc	WO	PCT/US2017/029713	4/26/2017	HERNIA REPAIR GRAFTS HAVING ANTI-ADHESION BARRIERS
TELA Bio, Inc	US	62/641,125	3/9/2018	SURGICAL REPAIR GRAFT
TELA Bio, Inc	US	19/306,845	8/21/2025	SURGICAL REPAIR GRAFT
TELA Bio, Inc	WO	PCT/US2019/021484	3/8/2019	SURGICAL REPAIR GRAFT
TELA Bio, Inc	US	62/816,040	3/8/2019	TEXTURED MEDICAL TEXTILES
TELA Bio, Inc	US	19/009,833	1/3/2025	TEXTURED MEDICAL TEXTILES
TELA Bio, Inc	WO	PCT/US2020/021724	3/9/2020	TEXTURED MEDICAL TEXTILES
TELA Bio, Inc	EP	25165384.6	3/9/2020	TEXTURED MEDICAL TEXTILES

Schedule 2-5.

TELA Bio, Inc	US	63/246,639	9/21/2021	SELF-POWERED MEDICAL DRAIN DEVICE
TELA Bio, Inc	US	63/376,653	9/22/2022	SELF-POWERED MEDICAL DRAIN DEVICE
TELA Bio, Inc	US	63/584,949	9/25/2023	SELF-POWERED MEDICAL DRAIN DEVICE
TELA Bio, Inc	WO	PCT/US2024/048452	9/25/2024	SELF-POWERED MEDICAL DRAIN DEVICE
TELA Bio, Inc	US	63/501,300	5/10/2023	NONUNIFORM EMBROIDERED SOFT TISSUE IMPLANT STRUCTURE
TELA Bio, Inc	US	18/353,858	7/17/2023	NONUNIFORM EMBROIDERED SOFT TISSUE IMPLANT STRUCTURE
TELA Bio, Inc	WO	PCT/US2024/028961	5/10/2024	NONUNIFORM EMBROIDERED SOFT TISSUE IMPLANT STRUCTURE
TELA Bio, Inc	US	63/078,546	9/15/2020	SUBCUTANEOUS AND POCKET IRRIGATOR
TELA Bio, Inc	US	17/447,166	9/8/2021	SUBCUTANEOUS AND POCKET IRRIGATOR
TELA Bio, Inc	US	63/335,009	4/26/2022	BREAST POCKET IRRIGATION SYSTEM
TELA Bio, Inc	US	18/307,709	4/26/2023	BREAST POCKET IRRIGATION APPARATUSES AND METHODS
TELA Bio, Inc	US	63/589,197	10/10/2023	HYBRIDIZED SURGICAL REPAIR GRAFTS
TELA Bio, Inc	WO	PCT/US2024/050840	10/10/2024	HYBRIDIZED SURGICAL REPAIR GRAFTS
TELA Bio, Inc	US	63/606,060	12/4/2023	STABILIZING EMBROIDERY FOR SURGICAL REPAIR GRAFT

Schedule 2-6.

TELA Bio, Inc	WO	PCT/US2024/058369	12/4/2024	STABILIZING EMBROIDERY FOR SURGICAL REPAIR GRAFT
TELA Bio, Inc	US	63/507,996	6/14/2023	MEDICAL DRAIN BULBS AND PUMP SYSTEMS
TELA Bio, Inc	WO	PCT/US2024/034212	6/14/2024	MEDICAL DRAIN BULBS AND PUMP SYSTEMS
TELA Bio, Inc	US	63/606,986	12/6/2023	MEDICAL TEXTILE IMPLANTS WITH VARIABLE GRIPPING FILAMENTS
WO	WO	PCT/US2024/058980	12/6/2024	MEDICAL TEXTILE IMPLANTS WITH VARIABLE GRIPPING FILAMENTS
US	US	63/567,423	3/19/2024	COMPLIANCE CONTROL STITCHING WITH MULTIPLE AXIS STITCH PATTERN
WO	WO	PCT/US2025/020591	3/19/2025	COMPLIANCE CONTROL STITCHING WITH MULTIPLE AXIS STITCH PATTERN
WO	WO	PCT/US2025/024803	4/15/2025	COMPLIANCE CONTROL STITCHING WITH MULTIPLE AXIS STITCH PATTERN
US	US	63/733,996	12/13/2024	MEDICAL DRAIN BULB APPARATUSES

Schedule 2-7.

Licenses of Each Grantor Related to Issued Patents and Pending Patent Applications

Second Amended and Restated License, Product Development and Supply Umbrella Agreement, dated July 16, 2015, by and between the Company and Aroa Biosurgery Ltd. (incorporated by reference to exhibit 10.23 to the Company’s Registration Statement on Form S-1 (File No. 333-234217), dated November 7, 2019).

Amendment to Second Amended and Restated License, Product Development and Supply Umbrella Agreement, dated November 26, 2015, by and between the Company and Aroa Biosurgery Ltd. (incorporated by reference to exhibit 10.24 to the Company’s Registration Statement on Form S-1 (File No. 333-234217), dated November 7, 2019).

Amendment to Second Amended and Restated License, Product Development and Supply Umbrella Agreement, dated January 3, 2019, by and between the Company and Aroa Biosurgery Ltd. (incorporated by reference to exhibit 10.25 to the Company’s Registration Statement on Form S-1 (File No. 333-234217), dated November 7, 2019).

Addendum to the Second Amended and Restated License, Product Development and Supply Umbrella Agreement, dated August 27, 2019, by and between the Company and Aroa Biosurgery Ltd. (incorporated by reference to exhibit 10.22 on the Company’s Annual Report on Form 10-K filed on March 30, 2020).

Addendum to the Second Amended and Restated License, Product Development and Supply Umbrella Agreement, dated February 15, 2020, by and between the Company and Aroa Biosurgery Ltd. (incorporated by reference to exhibit 10.2 on the Company’s Quarterly Report on Form 10-Q filed on May 15, 2020).

Addendum to the Second Amended and Restated License, Product Development and Supply Umbrella Agreement, dated August 13, 2020, by and between the Company and Aroa Biosurgery Ltd. (incorporated by reference to exhibit 10.31 to the Company’s Annual Report on Form 10-K, filed on March 22, 2024).

Addendum to the Second Amended and Restated License, Product Development and Supply Umbrella Agreement, dated August 1, 2024, by and between the Company and Aroa Biosurgery Ltd. (incorporated by reference to exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q, filed on November 8, 2024).

Schedule 2-8.

TRADEMARKS

Registered Trademarks of Each Grantor

Grantor	Jurisdiction	Registration No.	Registration Date	Mark
TELA Bio, Inc.	US	6,531,412	10/19/2021	A MORE NATURAL HERNIA REPAIR
TELA Bio, Inc.	US	5,065,654	10/18/2016	OVITEX
TELA Bio, Inc.	US	7,122,883	7/25/2023	SITEGUARD
TELA Bio, Inc.	US	5,027,345	8/23/2016	TELA BIO
TELA Bio, Inc.	US	6,739,589	5/24/2022	MINIMIZE THE FOREIGN BODY FOOTPRINT
TELA Bio, Inc.	US	5,829,515	8/6/2019	RESTELLA
TELA Bio, Inc.	WIPO	1716965	2/8/2023	ELLATIS
TELA Bio, Inc.	EUOPOEAN UNION (WIPO Designation)	1716965	2/8/2023	ELLATIS
TELA Bio, Inc.	United Kingdom (WIPO Designation)	1716965	2/8/2023	ELLATIS
TELA Bio, Inc.	United Kingdom	UK00004059553	8/30/2024	FLUXITY
TELA Bio, Inc.	European Union (Community)	019036990	10/29/2024	FLUIXITY
TELA Bio, Inc.	WIPO	1296221	3/16/2016	OVITEX
TELA Bio, Inc.	Armenia (WIPO Designation)	1296221	3/16/2016	OVITEX
TELA Bio, Inc.	Azerbaijan (WIPO Designation)	1296221	3/16/2016	OVITEX
TELA Bio, Inc.	Belarus (WIPO Designation )	1296221	3/16/2016	OVITEX
TELA Bio, Inc.	European Union (Community) (WIPO Designation)	1296221	3/16/2016	OVITEX
TELA Bio, Inc.	Georgia (WIPO Designation)	1296221	3/16/2016	OVITEX
TELA Bio, Inc.	Kyrgyz Republic (WIPO Designation)	1296221	3/16/2016	OVITEX
TELA Bio, Inc.	Kazakhstan (WIPO Designation)	1296221	3/16/2016	OVITEX

Schedule 2-9.

TELA Bio, Inc.	Mexico (WIPO Designation)	1296221	3/16/2016	OVITEX
TELA Bio, Inc.	Russian Federation (WIPO Designation)	1296221	3/16/2016	OVITEX
TELA Bio, Inc.	Tajikistan (WIPO Designation)	1296221	3/16/2016	OVITEX
TELA Bio, Inc.	Turkmenistan (WIPO Designation)	1296221	3/16/2016	OVITEX
TELA Bio, Inc.	Ukraine (WIPO Designation)	1296221	3/16/2016	OVITEX
TELA Bio, Inc.	Uzbekistan (WIPO Designation)	1296221	3/16/2016	OVITEX
TELA Bio, Inc.	Canada	TMA1074990	3/12/2020	OVITEX
TELA Bio, Inc.	United Kingdom	UK00801296221	3/16/2016	OVITEX
TELA Bio, Inc.	WIPO	1879885	9/10/2025	OVITEX ONE
TELA Bio, Inc.	United Kingdom	UK00003739712	4/8/2022	SITEGUARD
TELA Bio, Inc.	Norway	325519	2/16/2023	SITEGUARD
TELA Bio, Inc.	WIPO	1158337	3/26/2013	TELA BIO
TELA Bio, Inc.	Armenia (WIPO Designation)	1158337	3/26/2013	TELA BIO
TELA Bio, Inc.	Australia (WIPO Designation)	1158337	3/26/2013	TELA BIO
TELA Bio, Inc.	Azerbaijan (WIPO Designation)	1158337	3/26/2013	TELA BIO
TELA Bio, Inc.	Belarus (WIPO Designation)	1158337	3/26/2013	TELA BIO
TELA Bio, Inc.	China (People’s Republic) (WIPO Designation)	1158337	3/26/2013	TELA BIO
TELA Bio, Inc.	European Union (Community) (WIPO Designation)	1158337	3/26/2013	TELA BIO
TELA Bio, Inc.	Georgia (WIPO Designation)	1158337	3/26/2013	TELA BIO
TELA Bio, Inc.	Japan (WIPO Designation)	1158337	3/26/2013	TELA BIO
TELA Bio, Inc.	Kyrgyz Republic (WIPO Designation)	1158337	3/26/2013	TELA BIO
TELA Bio, Inc.	Kazakhstan (WIPO Designation)	1158337	3/26/2013	TELA BIO

Schedule 2-10.

TELA Bio, Inc.	New Zealand (WIPO Designation)	1158337	3/26/2013	TELA BIO
TELA Bio, Inc.	Tajikistan (WIPO Designation)	1158337	3/26/2013	TELA BIO
TELA Bio, Inc.	Turkmenistan (WIPO Designation)	1158337	3/26/2013	TELA BIO
TELA Bio, Inc.	Uktraine (WIPO Designation)	1158337	3/26/2013	TELA BIO
TELA Bio, Inc.	Uzbekistan (WIPO Designation)	1158337	3/26/2013	TELA BIO
TELA Bio, Inc.	Canada	TMA1092734	1/28/2021	TELA BIO
TELA Bio, Inc.	United Kingdom	UK00801158337	3/26/2023	TELA BIO
TELA Bio, Inc.	Mexico	2628141	11/21/2023	TELA BIO

Pending Trademark Applications of each Grantor

Grantor	Jurisdiction	Application No.	Application Date	Mark
TELA Bio, Inc.	US	99/393,393	9/15/2025	RESTORE THE CORE
TELA Bio, Inc.	US	99/077,816	3/11/2025	OVITEX ONE
TELA Bio, Inc.	US	99/282,283	7/14/2025	JADE TX
TELA Bio, Inc.	US	98/386,722	2/1/2024	FLUIXITY
TELA Bio, Inc.	US	97/539,759	8/8/2022	ELLATIS
TELA Bio, Inc.	US	99/472,759	10/31/2025	LIORA
TELA Bio, Inc.	Canada (WIPO Designation)	1879885	9/10/2025	OVITEX ONE
TELA Bio, Inc.	European Union (Community) (WIPO Designation)	1879885	9/10/2025	OVITEX ONE
TELA Bio, Inc.	United Kingdom (WIPO Designation)	1879885	9/10/2025	OVITEX ONE
TELA Bio, Inc.	Mexico (WIPO Designation)	1879885	9/10/2025	OVITEX ONE

Schedule 2-11.

Licenses of Each Grantor Related to Registered Trademarks and Pending Trademark Applications

Second Amended and Restated License, Product Development and Supply Umbrella Agreement, dated July 16, 2015, by and between the Company and Aroa Biosurgery Ltd. (incorporated by reference to exhibit 10.23 to the Company’s Registration Statement on Form S-1 (File No. 333-234217), dated November 7, 2019).

Amendment to Second Amended and Restated License, Product Development and Supply Umbrella Agreement, dated November 26, 2015, by and between the Company and Aroa Biosurgery Ltd. (incorporated by reference to exhibit 10.24 to the Company’s Registration Statement on Form S-1 (File No. 333-234217), dated November 7, 2019).

Amendment to Second Amended and Restated License, Product Development and Supply Umbrella Agreement, dated January 3, 2019, by and between the Company and Aroa Biosurgery Ltd. (incorporated by reference to exhibit 10.25 to the Company’s Registration Statement on Form S-1 (File No. 333-234217), dated November 7, 2019).

Addendum to the Second Amended and Restated License, Product Development and Supply Umbrella Agreement, dated August 27, 2019, by and between the Company and Aroa Biosurgery Ltd. (incorporated by reference to exhibit 10.22 on the Company’s Annual Report on Form 10-K filed on March 30, 2020).

Addendum to the Second Amended and Restated License, Product Development and Supply Umbrella Agreement, dated February 15, 2020, by and between the Company and Aroa Biosurgery Ltd. (incorporated by reference to exhibit 10.2 on the Company’s Quarterly Report on Form 10-Q filed on May 15, 2020).

Addendum to the Second Amended and Restated License, Product Development and Supply Umbrella Agreement, dated August 13, 2020, by and between the Company and Aroa Biosurgery Ltd. (incorporated by reference to exhibit 10.31 to the Company’s Annual Report on Form 10-K, filed on March 22, 2024).

Addendum to the Second Amended and Restated License, Product Development and Supply Umbrella Agreement, dated August 1, 2024, by and between the Company and Aroa Biosurgery Ltd. (incorporated by reference to exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q, filed on November 8, 2024).

Schedule 2-12.

COPYRIGHTS

Registered Copyrights of Each Grantor

None.

Pending Copyright Applications of Each Grantor

None.

Licenses of Each Grantor Related to Registered Copyrights and Copyright Applications

None.

Schedule 2-13.

Schedule 3

to the Security Agreement

Partnership and LLC Collateral

Limited Liability Company Interests Constituting Collateral

Grantor	Name of Issuer of Interests	Number and Class of Units Held by Grantor	Date Units Issued to Grantor	Percentage Ownership Interest
TELA Bio, Inc.	TELA Bio, Limited	387,304	N/A	100%

Partnership Interests Constituting Collateral

None.

PLEDGED SHARES

Pledged Shares Held by Each Grantor

Grantor	Name of Issuer of Interests	Number and Class of Units Held by Grantor	Date Units Issued to Grantor	Percentage Ownership Interest
TELA Bio, Inc.	TELA Bio, Limited	387,304	N/A	100%

Schedule 3-1.

Exhibit A

to the Security Agreement

FORM OF ACCESSION AGREEMENT

To:           Perceptive Credit Holdings V, LP, as Administrative Agent

Re:           TELA BIO, INC.

Ladies and Gentlemen:

This Accession Agreement is made and delivered as of [__________], 20[__] pursuant to Section 22 of that certain Security Agreement, dated as of [__], 2025 (as amended, amended and restated, supplemented, renewed, extended or otherwise modified from time to time, the “Security Agreement”), between each Grantor from time to time party thereto (each a “Grantor” and collectively, the “Grantors”), and Perceptive Credit Holdings V, LP (in such capacity, together with its successors and assigns, the “Administrative Agent”). All capitalized terms used in this Accession Agreement and not otherwise defined herein shall have the meanings assigned to them in either the Security Agreement or the Credit Agreement (as defined in the Security Agreement), as the context may require.

The undersigned, ___________________________ [insert name of Acceding Grantor], a _____________________ [corporation, partnership, limited liability company, etc.], hereby acknowledges for the benefit of the Secured Parties that it shall be a “Grantor” for all purposes of the Security Agreement effective from the date hereof. The undersigned confirms that the representations and warranties set forth in Section 4 of the Security Agreement are true and correct as to the undersigned as of the date hereof.

Without limiting the foregoing, the undersigned hereby agrees to perform all of the obligations of a Grantor under, and to be bound in all respects by the terms of, the Security Agreement, including Section 5 thereof, to the same extent and with the same force and effect as if the undersigned were an original signatory thereto. The undersigned hereby grants to the Administrative Agent, for itself and on behalf of and for the ratable benefit of the other Secured Parties, a security interest in all of the undersigned’s right, title and interest in, to and under all of its Collateral, wherever located and whether now existing or owned or hereafter acquired or arising, as security for the payment and performance of the Secured Obligations.

Schedules 1 through 3 to the Security Agreement are hereby amended by adding Schedules 1 through 3 attached hereto to the Security Agreement. [Attach hereto completed Schedules 1 through 3 in the form of Schedules 1 through 3 attached to the Security Agreement.]

This Accession Agreement shall constitute a Loan Document under the Credit Agreement.

THIS ACCESSION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

A-1

IN WITNESS WHEREOF, the undersigned has executed this Accession Agreement as of the date first above written.

[ACCEDING GRANTOR]

By:
Name:
Title:

Address:

Email:
Fax No.:
Attention:

A-2

Exhibit B

to the Security Agreement

FORM OF COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT, dated as of [__________], 20[__] (this “Copyright Security Agreement”), made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Copyright Grantors”), is in favor of Perceptive Credit Holdings V, LP, as administrative agent for the Secured Parties (in such capacity, together with its successors and assigns, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Copyright Grantors are party to a Security Agreement dated as of [__], 2025 (as amended, amended and restated, supplemented, renewed, extended or otherwise modified from time to time, the “Security Agreement”) in favor of the Administrative Agent, pursuant to which the Copyright Grantors are required to execute and deliver this Copyright Security Agreement (capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Security Agreement);

WHEREAS, pursuant to the terms of the Security Agreement, each Copyright Grantor has created in favor of the Administrative Agent a security interest in, and the Administrative Agent has become a secured creditor with respect to, the Copyright Collateral (as defined below);

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lender to enter into the Credit Agreement and to induce the Lender to make their respective extensions of credit to the Borrower thereunder, each Copyright Grantor hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in all of the following property now owned or at any time hereafter acquired by such Copyright Grantor or in which such Copyright Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Copyright Collateral”), as collateral security for the complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all Secured Obligations:

(a)  all Copyrights owned by such Copyright Grantor, including, without limitation, the issued, granted and applied-for Copyrights of such Copyright Grantor listed on Schedule 1 attached hereto;

(b)  to the extent not covered by clause (a), all Proceeds of any of the foregoing; and

(c)  to the extent not covered by clause (a), all causes of action arising prior to or after the date hereof for infringement of any of the Copyrights.

B-1

The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Administrative Agent pursuant to the Security Agreement, and the Copyright Grantors hereby acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

Each Copyright Grantor hereby authorizes and requests that the United States Register of Copyrights, and similar officers in any other applicable jurisdiction, record this Copyright Security Agreement.

THIS COPYRIGHT SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS COPYRIGHT SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

This Copyright Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed signature page of this Agreement by electronic transmission (in PDF format) shall be effective as delivery of a manually executed counterpart hereof. Any signature (including, without limitation, (x) any electronic symbol or process attached to, or associated with, a Contract or other record and adopted by a Person with the intent to sign, authenticate or accept such Contract or record and (y) any pdf signature) hereto or the other Loan Documents or to any other certificate, agreement or document related to any Loan Document or the Transactions, and any contract formation or record-keeping, in each case, through electronic means, shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state Law based on the Uniform Electronic Transactions Act, and the parties hereto hereby waive any objection to the contrary.

[Signature Pages Follow]

B-2

IN WITNESS WHEREOF, each Copyright Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

[COPYRIGHT GRANTOR(S)]

By:
Name:
Title:

Address:

Accepted and Agreed:

PERCEPTIVE CREDIT HOLDINGS V, LP,
as Administrative Agent

By: PERCEPTIVE CREDIT OPPORTUNITIES GP, LLC, its general partner

By:
Name:
Title:

By:
Name:
Title:

Address for Notices:

Perceptive Credit Holdings V, LP

c/o Perceptive Advisors LLC

51 Astor place, 10th floor

New York, NY 10003

Attn:    [***]

Email:   [***]@perceptivelife.com;

[***]@perceptivelife.com

B-3

With a copy (which shall not constitute notice) to:

Proskauer Rose LLP

One International Place

Boston, MA 02110-2600

Attn:   Patrick D. Walling

Email:  Pwalling@proskauer.com

B-4

Schedule 1

COPYRIGHTS

Title of Work	App. No.	App. Date	Reg. No.	Reg. Date	Owner

B-5

Exhibit C

to the Security Agreement

FORM OF PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT, dated as of [__________], 20[__] (this “Patent Security Agreement”), made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Patent Grantors”), is in favor of Perceptive Credit Holdings V, LP, as administrative agent for the Secured Parties (in such capacity, together with its successors and assigns, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Patent Grantors are party to a Security Agreement dated as of [__], 2025 (as amended, amended and restated, supplemented, renewed, extended or otherwise modified from time to time, the “Security Agreement”) in favor of the Administrative Agent, pursuant to which the Patent Grantors are required to execute and deliver this Patent Security Agreement (capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Security Agreement);

WHEREAS, pursuant to the terms of the Security Agreement, each Patent Grantor has created in favor of the Administrative Agent a security interest in, and the Administrative Agent has become a secured creditor with respect to, the Patent Collateral (as defined below);

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lender to enter into the Credit Agreement and to induce the Lender to make their respective extensions of credit to the Borrower thereunder, each Patent Grantor hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in all of the following property now owned or at any time hereafter acquired by such Patent Grantor or in which such Patent Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Patent Collateral”), as collateral security for the complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all Secured Obligations:

(a)  all Patents owned by such Patent Grantor, including, without limitation, the registered and applied-for Patents of such Grantor listed on Schedule 1 attached hereto;

(b)  to the extent not covered by clause (a), all Proceeds of any of the foregoing; and

(c)  to the extent not covered by clause (a), all causes of action arising prior to or after the date hereof for infringement of any of the Patents.

C-1

The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Administrative Agent pursuant to the Security Agreement, and the Patent Grantors hereby acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

Each Patent Grantor hereby authorizes and requests that the Commissioner for Patents, and similar officers in any other applicable jurisdiction, record this Patent Security Agreement.

THIS Patent Security AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS Patent Security AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

This Patent Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed signature page of this Agreement by electronic transmission (in PDF format) shall be effective as delivery of a manually executed counterpart hereof. Any signature (including, without limitation, (x) any electronic symbol or process attached to, or associated with, a Contract or other record and adopted by a Person with the intent to sign, authenticate or accept such Contract or record and (y) any .pdf signature) hereto or the other Loan Documents or to any other certificate, agreement or document related to any Loan Document or the Transactions, and any contract formation or record-keeping, in each case, through electronic means, shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state Law based on the Uniform Electronic Transactions Act, and the parties hereto hereby waive any objection to the contrary.

[Signature Pages Follow]

C-2

IN WITNESS WHEREOF, each Patent Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

[PATENT GRANTOR(S)]

By:
Name:
Title:

Address:

Accepted and Agreed:

PERCEPTIVE CREDIT HOLDINGS V, LP,
as Administrative Agent

By: PERCEPTIVE CREDIT OPPORTUNITIES GP, LLC, its general partner

By:
Name:
Title:

By:
Name:
Title:

Address for Notices:

Perceptive Credit Holdings V, LP

c/o Perceptive Advisors LLC

51 Astor place, 10th floor

New York, NY 10003

Attn:   [***]

Email:  [***]@perceptivelife.com;

[***]@perceptivelife.com

With a copy (which shall not constitute notice) to:

Proskauer Rose LLP

One International Place

Boston, MA 02110-2600

Attn: Patrick D. Walling

Email: Pwalling@proskauer.com

C-3

Schedule 1

PATENTS

Patent	Jurisdiction	Patent No. (App. No.)	Issue Date (App. Date)	Owner

C-4

Exhibit D

to the Security Agreement

FORM OF TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT, dated as of [__________], 20[__] (this “Trademark Security Agreement”), made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Trademark Grantors”), is in favor of Perceptive Credit Holdings V, LP, as administrative agent for the Secured Parties (in such capacity, together with its successors and assigns, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Trademark Grantors are party to a Security Agreement, dated as [__], 2025 (as amended, amended and restated, supplemented, renewed, extended or otherwise modified from time to time, the “Security Agreement”) in favor of the Administrative Agent, pursuant to which the Trademark Grantors are required to execute and deliver this Trademark Security Agreement (capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Security Agreement);

WHEREAS, pursuant to the terms of the Security Agreement, each Trademark Grantor has created in favor of the Administrative Agent a security interest in, and the Administrative Agent has become a secured creditor with respect to, the Trademark Collateral (as defined below);

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lender to enter into the Credit Agreement and to induce the Lender to make their respective extensions of credit to the Borrower thereunder, each Trademark Grantor hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Trademark Collateral”), as collateral security for the complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all Secured Obligations:

(a)  all Trademarks owned by such Trademark Grantor, including, without limitation, the registered and applied-for Trademarks of such Grantor listed on Schedule 1 attached hereto (excluding any application for registration of a trademark filed on an intent-to-use (or equivalent) basis solely to the extent that the grant of a security interest in any such trademark application would materially adversely affect the validity or enforceability of such application or the resulting registration, or result in abandonment of application or cancellation of the resulting registration);

(b)  to the extent not covered by clause (a), all Proceeds of any of the foregoing;

D-1

(c)  to the extent not covered by clause (a), the goodwill of the businesses with which the Trademarks are associated; and

(d)  to the extent not covered by clause (a), all causes of action arising prior to or after the date hereof for infringement of any of the Trademarks or unfair competition regarding the same.

The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Administrative Agent pursuant to the Security Agreement, and the Trademark Grantors hereby acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

Each Trademark Grantor hereby authorizes and requests that the Commissioner for Trademarks, and similar officers in any other applicable jurisdiction, record this Trademark Security Agreement.

THIS Trademark Security AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS Trademark Security AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

This Trademark Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed signature page of this Agreement by electronic transmission (in PDF format) shall be effective as delivery of a manually executed counterpart hereof. Any signature (including, without limitation, (x) any electronic symbol or process attached to, or associated with, a Contract or other record and adopted by a Person with the intent to sign, authenticate or accept such Contract or record and (y) any pdf signature) hereto or the other Loan Documents or to any other certificate, agreement or document related to any Loan Document or the Transactions, and any contract formation or record-keeping, in each case, through electronic means, shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state Law based on the Uniform Electronic Transactions Act, and the parties hereto hereby waive any objection to the contrary.

[Signature Pages Follow]

D-2

IN WITNESS WHEREOF, each Trademark Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

[TRADEMARK GRANTOR(S)]

By:
Name:
Title:

Address:

Accepted and Agreed:

PERCEPTIVE CREDIT HOLDINGS V, LP,
as Administrative Agent

By: PERCEPTIVE CREDIT OPPORTUNITIES GP, LLC, its general partner

By:
Name:
Title:

By:
Name:
Title:

Address for Notices:

Perceptive Credit Holdings V, LP

c/o Perceptive Advisors LLC

51 Astor place, 10th floor

New York, NY 10003

Attn:     [***]

Email:    [***]@perceptivelife.com;

[***]@perceptivelife.com

With a copy (which shall not constitute notice) to:

Proskauer Rose LLP

One International Place

Boston, MA 02110-2600

Attn:    Patrick D. Walling

Email:   Pwalling@proskauer.com

D-3

Schedule 1

TRADEMARKS

Trademark	Jurisdiction	Reg. No. (App. No.)	Reg. Date (App. Date)	Owner

D-4

Exhibit E

to the Security Agreement

FORM OF LANDLORD CONSENT

This LANDLORD CONSENT AGREEMENT (this “Agreement”) is entered into as of [ ], 20[ ], by and between [INSERT NAME OF LANDLORD] (“Landlord”), [INSERT NAME OF TENANT] (the “Tenant”) and Perceptive Credit Holdings V, LP, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Agent”) with reference to the following facts:

WHEREAS, Landlord and the Tenant have entered into that certain lease, dated as of [ ], 20[ ] (the “Lease”) for certain premises (the “Premises”) more fully described in Annex A;

WHEREAS, the Tenant has entered into (i) that certain Credit Agreement and Guaranty, dated as of [ ], 2025 (as amended, amended and restated, supplemented, renewed, extended or otherwise modified from time to time, the “Credit Agreement”), among TELA Bio, Inc., a Delaware corporation (the “Borrower”), certain Subsidiaries of the Borrower that may be required to provide Guaranties from time to time thereunder, the lenders from time to time party thereto (the “Lenders”) and the Agent and (ii) that certain Security Agreement, dated as of [ ], 2025 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Borrower, certain Subsidiaries of the Borrower from time to time party thereto [including the Tenant], and the Agent; and

WHEREAS, pursuant to the Security Agreement, the Agent has obtained a continuing security interest in substantially all of the assets of the Tenant and the other Obligors, including such assets located within the Premises (the “Collateral”), until the Commitments have expired or been terminated and all Obligations (other than Warrant Obligations and inchoate indemnification obligations and any other obligations which pursuant to the terms of any Loan Document survive repayment of the Loans for which no claim has been made) have been paid in full indefeasibly in cash. Capitalized terms used herein but not defined shall have the meanings set forth in the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Landlord waives and releases each and every right which Landlord now has under applicable Law or by virtue of the Lease for the Premises now in effect, to levy or distrain upon for rent, in arrears, in advance or both, or to claim or assert title to the Collateral that is located on the Premises.

2.	The Collateral (including, without limitation, such assets constituting equipment and trade fixtures) shall be considered personal property and shall not be considered part of the Premises regardless of whether or by what means it is or may become attached or affixed to the Premises. Landlord shall provide prompt written notice to the Agent at the address set forth in its signature block of any early termination or expiration of the Lease or any abandonment of the Premises by the Tenant.

E-1

3.	So long as the Tenant remains in possession of the Premises, Landlord will not dispose of any of the Collateral nor assert any right or interest therein. If any Collateral remains on the Premises after the Tenant has vacated the Premises (whether upon early termination or expiration of the Lease or abandonment of the Premises or otherwise), Landlord (i) will not dispose of any of the Collateral nor assert any right or interest therein, unless the Agent has had a reasonable period of time (in any case, not less than thirty (30) days after the Agent has actual knowledge that the Tenant has vacated the Premises) to exercise the Agent’s rights in and to the Collateral, and (ii) will permit the Agent, or its agents or representatives, upon two (2) Business Days’ prior written notice by the Agent to Landlord at the address set forth in its signature block, to enter upon the Premises during such thirty (30) day period (or such longer period as required) for the purpose of exercising any right the Agent may have under the terms of the Credit Agreement or Security Agreement, at law, or in equity, including, without limitation, the right to remove the Collateral.

If any order or injunction is issued or stay granted which prohibits the Agent from exercising any of its rights hereunder, then, at the Agent’s option, the period set forth in this Paragraph 3 shall be stayed during the period of such prohibition and shall continue thereafter for the greater of (i) the number of days remaining for the Agent to perform under this Paragraph 3 or (ii) thirty (30) days.

4.	The Agent and the Tenant agree, jointly and severally, promptly to repair any damage to the Premises caused by the Agent’s or its agent’s removal of the Collateral or, if Landlord, in its sole discretion, shall elect to make such repairs, to pay to Landlord promptly the reasonable costs and expenses incurred in connection therewith. The Agent hereby indemnifies Landlord for any claim, liability or expense (including reasonable attorneys’ documented out of pocket fees) arising out of or in connection with the Agent’s or its agent’s entry upon the Premises and removal of the Collateral. Notwithstanding the foregoing, the Agent shall not (i) be liable for any diminution in value of the Premises caused by the absence of any Collateral so removed or (ii) have any duty or obligation to remove or dispose of any Collateral or any other property left on the Premises by the Tenant.

5.	This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply.

E-2

6.	This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed signature page of this Agreement by electronic transmission (in PDF format) shall be effective as delivery of a manually executed counterpart hereof. Any signature (including, without limitation, (x) any electronic symbol or process attached to, or associated with, a Contract or other record and adopted by a Person with the intent to sign, authenticate or accept such Contract or record and (y) any pdf signature) hereto or the other Loan Documents or to any other certificate, agreement or document related to any Loan Document or the Transactions, and any contract formation or record-keeping, in each case, through electronic means, shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state Law based on the Uniform Electronic Transactions Act, and the parties hereto hereby waive any objection to the contrary.

7.	This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the respective parties hereto.

[Signature Page Follows]

E-3

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

[LANDLORD’S NAME], as Landlord

By
Name:
Title:

Address for Notices:
[__________]
[__________]
Attn:	[__________]
Tel.:	[__________]
Fax:	[__________]
Email:	[__________]

PERCEPTIVE CREDIT HOLDINGS V, LP, as the Administrative Agent

By: PERCEPTIVE CREDIT OPPORTUNITIES GP, LLC, its general partner

By:
Name:
Title:

By:
Name:
Title:

Address for Notices:

Perceptive Credit Holdings V, LP
c/o Perceptive Advisors LLC
51 Astor place, 10th floor
New York, NY 10003
Attn: [***]
Email: [***]@perceptivelife.com;
[***]@perceptivelife.com

E-4

With a copy (which shall not constitute notice) to:

Proskauer Rose LLP
One International Place
Boston, MA 02110-2600
Attn: Patrick D. Walling
Email: Pwalling@proskauer.com

E-5

Acknowledged and Agreed to:

[TENANT’S NAME], as the Tenant

By
Name:
Title:

E-6

ANNEX A

Description of Premises

Exhibit F

to the Security Agreement

FORM OF BAILEE LETTER

Perceptive Credit Holdings V, LP

c/o Perceptive Advisors LLC

51 Astor place, 10th floor

New York, NY 10003

Attn:   [***]

Email:  [***]@perceptivelife.com;

[***]@perceptivelife.com

[INSERT DATE]

To:	[INSERT NAME AND ADDRESS OF BAILEE]

Re:           [INSERT NAME OF RELEVANT OBLIGOR]

Ladies and Gentlemen:

We are the agent for certain lending institutions that are making or have made certain credit extensions to TELA Bio, Inc., a Delaware corporation (the “Borrower”)[, to which [____] (the “Company”) has provided a guaranty thereof]4. The [Company][Borrower] has entered into (i) that certain Credit Agreement and Guaranty, dated as of [ ], 2025 (as amended, amended and restated, supplemented, renewed, extended or otherwise modified from time to time, the “Credit Agreement”), among the [Company][Borrower], certain Subsidiaries of the [Company][Borrower] that may be required to provide Guaranties from time to time thereunder, the lenders from time to time party thereto (the “Lenders”) and us, as administrative agent for the Lenders (in such capacity, together with its permitted successors and assigns, the “Agent”) and (ii) that certain Security Agreement, dated as of [ ], 2025 (as amended or otherwise modified from time to time, the “Security Agreement”), among the [Company][Borrower], certain Subsidiaries of the [Company][Borrower] from time to time party thereto and us, as administrative agent.

Pursuant to the Security Agreement, we have obtained a continuing security interest in all of the Company’s personal property (the “Collateral”), until the Commitments have expired or been terminated and all Obligations (other than Warrant Obligations and inchoate indemnification obligations and any other obligations which pursuant to the terms of any Loan Document survive repayment of the Loans for which no claim has been made) have been paid in full indefeasibly in cash. Capitalized terms used herein but not defined shall have the meanings set forth in the Credit Agreement.

4 Insert if obligor is a Guarantor.

F-1

We understand that the Company has made arrangements with you to maintain from time to time certain Collateral at the location(s) described in Annex A hereto (the “Premises”). (The agreement between you and the Company governing the location of the Collateral at the Premises shall be hereinafter referred to as the “Agreement.”)

To the extent Collateral is located at the Premises, we will require certain agreements and acknowledgments from you. Accordingly, we would appreciate your execution of this letter.

By your signature below you acknowledge notice of our security interest in the Collateral.

This letter will also confirm your agreement to the following:

The Collateral located at the Premises will be and remain personal property of the Company, and such Collateral will not be deemed a fixture or part of the Premises.

Until such time as the security interests in the Collateral granted to us by the Company have been terminated, you disclaim any liens on, claims to, or interest in the Collateral and the proceeds thereof and agree not to assert any claim against the Collateral or proceeds thereof.

You will allow us, or our auditors or other agents or representatives, reasonable access to the Premises from time to time to inspect the Collateral in accordance with the Credit Agreement.

In the event that the Company defaults with respect to its obligations under the Agreement or abandons or surrenders the Premises, or you desire or elect to terminate or exercise remedies under the Agreement for any reason, you will provide notice to us in writing of this fact, at the address provided beneath our signature block, prior to your terminating or exercising remedies under the Agreement and retaking possession of the Premises. In such event, you will allow us, at our option, thirty (30) days from our receipt of such notice (or such longer period as you may agree) in which to cure or request the Company to cure such default. If any order or injunction is issued or stays granted which prohibits us from exercising any of our rights hereunder, then the period set forth in this paragraph shall be stayed during the period of such prohibition and shall continue thereafter for the greater of (i) the number of days remaining for us to exercise our rights under this paragraph or (ii) thirty (30) days.

Upon our request, you will grant us, or our agents or representatives on our behalf, access to the Premises at reasonable times and upon reasonable prior notice so that we may preserve, protect and enforce our security interests. In such event you will allow us, or our agents or representatives on our behalf, access to the Premises to assemble, appraise, repair, service and maintain the Collateral, to show the Collateral to potential purchasers or lessees, to prepare the Collateral for removal for return to us or for other sale or disposition and to remove the Collateral from the Premises. At your option, you may elect to have an agent accompany us or our agents or representatives while on the Premises; provided that your failure to have your agent accompany us or our agents or representatives will not in any way limit our right to enter upon the Premises. While on the Premises, we will use reasonable efforts so as not to disturb any other tenant, occupant or you. We will reimburse you for, or repair, at our cost, reasonable and documented out-of-pocket costs of any damage to the Premises caused by the removal of the Collateral or otherwise caused by us or our agents or representatives during our possession of the Premises.

F-2

You will permit us to remain on the Premises for a period of up to thirty (30) days (or such longer period as you may agree) following receipt by us of written notice from you that you are in possession and control of the Premises, have terminated the Agreement and are directing removal of the Collateral. Any extensions of the foregoing period shall be with your written consent.

Nothing herein contained will be deemed to make us a tenant at the Premises, or be deemed to delegate any duties or obligations to us under the Agreement or constitute any assumption thereof by us of any unperformed or unpaid obligations of the Company under the Agreement. This letter will be governed and controlled by, and interpreted under, the laws of the State of New York. You will notify any purchaser or successor owner or landlord of the Premises of the existence of this letter, which will be binding upon your executors, administrators, successors, transferees or assignees.

This letter may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed signature page of this Agreement by f electronic transmission (in PDF format) shall be effective as delivery of a manually executed counterpart hereof. Any signature (including, without limitation, (x) any electronic symbol or process attached to, or associated with, a Contract or other record and adopted by a Person with the intent to sign, authenticate or accept such Contract or record and (y) any pdf signature) hereto or the other Loan Documents or to any other certificate, agreement or document related to any Loan Document or the Transactions, and any contract formation or record-keeping, in each case, through electronic means, shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state Law based on the Uniform Electronic Transactions Act, and the parties hereto hereby waive any objection to the contrary.

[Remainder of page intentionally left blank]

F-3

Very truly yours,

PERCEPTIVE CREDIT HOLDINGS V, LP, as Administrative Agent

By: PERCEPTIVE CREDIT OPPORTUNITIES GP, LLC, its general partner

By:
Name:
Title:

By:
Name:
Title:

Address for Notices:

Perceptive Credit Holdings V, LP
c/o Perceptive Advisors LLC
51 Astor place, 10th floor
New York, NY 10003
Attn: [***]
Email: [***]@perceptivelife.com;
[***]@perceptivelife.com

Accepted and approved:

[BAILEE’S NAME]

By
Name:
Title:

Address for Notices:
[__________]
[__________]
Attn:	[__________]
Tel.:	[__________]
Fax:	[__________]
Email:	[__________]

F-4

Acknowledged and agreed to:
[COMPANY’S NAME]

By
Name:
Title:

F-5

Exhibit G

to the Security Agreement

FORM OF PLEDGE SUPPLEMENT

To:           Perceptive Credit Holdings V, LP, as Administrative Agent

Re:           TELA BIO, INC.

Ladies and Gentlemen:

This Pledge Supplement (this “Pledge Supplement”) is made and delivered as of [__________], 20[__] pursuant to Section 3(h) of that certain Security Agreement, dated as of [ ], 2025 (as amended, amended and restated, supplemented, renewed, extended or otherwise modified from time to time, the “Security Agreement”), among each Grantor from time to time party thereto (each a “Grantor” and collectively, the “Grantors”), and Perceptive Credit Holdings V, LP (in such capacity, together with its successors and assigns, the “Administrative Agent”). All capitalized terms used in this Pledge Supplement and not otherwise defined herein shall have the meanings assigned to them in either the Security Agreement or the Credit Agreement (as defined in the Security Agreement), as the context may require.

The undersigned, ___________________________ [insert name of Grantor], a [corporation, partnership, limited liability company, etc.], confirms and agrees that all Pledged Collateral of the undersigned other than Excluded Property, including the property described on the supplemental schedule attached hereto, shall be and become part of the Pledged Collateral and shall secure all Secured Obligations.

Schedule 3 to the Security Agreement is hereby amended by adding to such Schedule 3 the information set forth in the supplement attached hereto.

This Pledge Supplement shall constitute a Loan Document under the Credit Agreement.

THIS PLEDGE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has executed this Pledge Supplement, as of the date first above written.

[________________________]

By:
Name:
Title:

G-1

SUPPLEMENT TO SCHEDULE 3
to the Security Agreement

Partnership and LLC Collateral

Limited Liability Company Interests Constituting Collateral

Grantor	Name of Issuer of Interests	Number and Class of Units Held by Grantor	Date Units Issued to Grantor	Percentage Ownership Interest

Partnership Interests Constituting Collateral

Grantor	Name of Issuer of Interests	Type of Partnership Interest	Number and Class of Units Held by Grantor	Date Units Issued to Grantor	Percentage Ownership Interest

PLEDGED SHARES

Pledged Shares Held by Each Grantor

Grantor	Name of Issuer of Pledged Shares	Number and Class of Pledged Shares	Certificate Numbers	Certificate Dates	Percentage Ownership Interest

G-2